UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CV SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CV SCIENCES, INC.
10070 Barnes Canyon Road
San Diego, California 92121
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 26, 2022

NOTICE IS HEREBY GIVEN that the annual meeting of the stockholders (the “Meeting”) of CV Sciences, Inc. (the “Company”, “we” or “us”) will be held on May 26, 2022, at 10:00 a.m. Pacific Time (subject to postponement(s) or adjournment(s) thereof). We have adopted a completely virtual format for our Meeting to provide a healthy, consistent and convenient experience to all stockholders regardless of location. You may attend, vote and submit questions during the Meeting via the Internet at https://agm.issuerdirect.com/cvsi. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 2. We expect to resume stockholder meetings in person in the future. The Meeting will have the following purposes:
(1)To elect two directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal;
(2)To approve an amendment to our Certificate of Incorporation, as amended (our "Charter"), to increase the number of shares of capital stock authorized for issuance thereunder from 200,000,000 shares to 800,000,000 shares, and the number of shares of common stock authorized for issuance thereunder from 190,000,000 shares to 790,000,000 shares;
(3)To approve an amendment to our Charter to effect, at the discretion of our Board of Directors, a reverse stock split of all of our issued and outstanding shares of common stock at a ratio of not less than 1-for-10 and not greater than 1-for-400, such ratio to be determined by our Board of Directors at any time before May 30, 2025, without further approval or authorization of our stockholders;
(4)To ratify the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
(5)To approve, on a non-binding advisory basis, named executive officer compensation; and
(6)To consider and act upon such other business as may properly be brought before the Meeting or any adjournments or postponement thereof by or at the direction of our Board of Directors.
The matters are more fully discussed in the attached Proxy Statement. Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the meeting may be postponed or adjourned. We do not expect to transact any other business at the Meeting.

We have elected to provide access to our proxy materials primarily electronically via the Internet, pursuant to the “Notice and Access” method regulations promulgated by the U.S. Securities and Exchange Commission. We believe this method expedites our stockholders’ safe receipt of proxy materials while the COVID-19 pandemic remains a concern, conserves natural resources and significantly reduces the costs of the Meeting. On or about April 15, 2022, we are mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Meeting, which Notice contains instructions for accessing the attached Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2021 (the “Annual Report”) via the Internet, as well as voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report are both available on the Internet at: www.iproxydirect.com/CVSI.
The close of business on March 31, 2022 has been fixed as the record date for determining stockholders entitled to notice of, and to vote at, the Meeting or any adjournments or postponement thereof. For at least 10 days prior to the Meeting, a complete list of stockholders entitled to vote at the Meeting will be open to any stockholder’s examination during ordinary business hours at our principal executive offices located at 10070 Barnes Canyon Road, San Diego, California 92121, (866) 290-2157.

Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its stockholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR all of the foregoing proposals.
We cordially invite you to virtually attend the virtual Meeting. Your vote is important no matter how large or small your holdings in the Company may be. If you do not expect to be present at the Meeting virtually, you are urged to immediately complete, date, sign and return the proxy card or submit your vote using another method included in the Notice you received in the mail. If you hold your shares beneficially in street name through a nominee, you should follow the instructions you receive from your nominee to vote these shares. Please review the instructions on each of your voting options described in the enclosed Proxy Statement as well as in the Notice you received in the mail. This will not limit your right to attend or vote at the Meeting. You may revoke your proxy at any time before it has been voted at the Meeting. Please note that dissenters' rights are not available with respect to any of the proposals to be voted upon at this Meeting.

By Order of the Board of Directors /s/ Joseph Dowling Joseph Dowling Chief Executive Officer and Secretary
San Diego, California
April 15, 2022

I M P O R T A N T
YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING VIRTUALLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD OR SUBMIT YOUR VOTE USING ANOTHER METHOD INCLUDED IN THE NOTICE YOU RECEIVED IN THE MAIL AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. PLEASE REVIEW THE INSTRUCTIONS ON EACH OF YOUR VOTING OPTIONS DESCRIBED IN THE ENCLOSED PROXY STATEMENT AS WELL AS IN THE NOTICE YOU RECEIVED IN THE MAIL. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE VIRTUALLY IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. A MAJORITY IN VOTING POWER OF THE OUTSTANDING SHARES OF CAPITAL STOCK MUST BE REPRESENTED AT THE MEETING, EITHER VIRTUALLY OR BY PROXY, TO CONSTITUTE A QUORUM.

CV SCIENCES, INC.
10070 Barnes Canyon Road
San Diego, California 92121
(866) 290-2157
PROXY STATEMENT
For
ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 26, 2022 at 10:00 a.m. Pacific Time
GENERAL INFORMATION
This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CV Sciences, Inc. (the “Company”, “CV Sciences”, “we” or “us”) for use at the annual meeting of the stockholders (the “Meeting” or the “2022 Annual Meeting”) of the Company, to be held on May 26, 2022, at 10:00 a.m. Pacific Time (subject to postponement(s) or adjournment(s) thereof). We have adopted a completely virtual format for our Meeting to provide a healthy, consistent and convenient experience to all stockholders regardless of location. You may attend, vote and submit questions during the Meeting via the Internet at https://agm.issuerdirect.com/cvsi. You may also attend the Meeting by proxy, and may submit questions ahead of the Meeting through the designated website. For further information about the virtual Meeting, please see the Questions and Answers about the Meeting beginning on page 2. We expect to resume stockholder meetings in person in the future. This Proxy Statement and proxy will be made available to our stockholders on or about April 15, 2022.
Only stockholders of record at the close of business on March 31, 2022 (the “Record Date”), are entitled to notice of, and to vote at, the Meeting. At the close of business on the Record Date, 122,040,186 shares of the Company’s common stock, par value $0.0001 per share ("Common Stock"), were issued and outstanding, and 700 shares of the Company's Series A Convertible Preferred Stock, par value $0.0001 per share ("Preferred Stock") entitled to 170,000 votes per share of Preferred Stock for an aggregate of 119,000,000 votes, were issued and outstanding. At the close of business on the Record Date, the Common Stock and Preferred Stock were held by approximately 32 and one individual participants in securities positions listings of our capital stock, respectively. Shares cannot be voted at the Meeting unless the holder thereof is present or represented by proxy.
The presence, virtually or by proxy, of the holders of a majority in voting power of the outstanding shares of capital stock as of the Record Date will constitute a quorum for the transaction of business at the Meeting and any adjournment or postponement thereof. If a quorum is not present or represented at the Meeting, the Chairman of the Meeting may adjourn the Meeting from time to time to another place, if any, date or time.
We have elected to provide access to the proxy materials for the Meeting primarily over the Internet in accordance with the U.S. Securities and Exchange Commission’s (the “SEC”) “Notice and Access” rules. On or about April 15, 2022, we are mailing a one-page Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Meeting. The Notice contains instructions for accessing this Proxy Statement, our Annual Report on Form 10-K for our fiscal year ended December 31, 2021 (our “Annual Report”) and Meeting voting instructions. The Notice also includes instructions on how you can receive a paper copy of your proxy materials by postal mail.
Our Board has selected Joseph Dowling to serve as the holder of proxies for the Meeting. The shares of capital stock represented by each executed and returned proxy will be voted by him in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Mr. Dowling will vote your shares “FOR” the proposals being made at the Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Meeting; we currently know of no other business to be presented.
Any proxy given may be revoked by the person giving it at any time before it is voted at the Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s Secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy. Third, you may vote virtually at the Meeting. However, your attendance at the Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last submitted proxy will be the proxy that is counted. Please note that dissenters' rights are not available with respect to any proposal to be voted upon at the Meeting.

We pay the cost of soliciting the proxies. We will provide copies of this Proxy Statement and accompanying materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE MEETING
Q. When is the Meeting?
A. May 26, 2022 at 10:00 a.m. Pacific Time (subject to postponement(s) or adjournment(s) thereof).
Q. Where will the Meeting be held?
A. We have adopted a completely virtual format for our Meeting to provide a healthy, consistent and convenient experience to all stockholders regardless of location. You may attend, vote and submit questions during the Meeting via the Internet at https://agm.issuerdirect.com/cvsi.
Q. What is the purpose of the Meeting?
A. The Meeting will have the following purposes:
(1)    To elect two directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal (“Election of Directors”);
(2)    To approve an amendment to our Certificate of Incorporation, as amended (our “Charter”), to increase the number of shares of capital stock authorized for issuance thereunder from 200,000,000 shares to 800,000,000 shares, and the number of shares of common stock authorized for issuance thereunder from 190,000,000 shares to 790,000,000 shares (the “Increase in Authorized”);
(3)    To approve an amendment to our Charter to effect, at the discretion of our Board of Directors, a reverse stock split of all of our issued and outstanding shares of common stock at a ratio of not less than 1-for-10 and not greater than 1-for-400, such ratio to be determined by our Board of Directors at any time before May 30, 2025, without further approval or authorization of our stockholders (the “Reverse Split Authorization”);
(4)    To ratify the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022 (“Auditor Ratification”);
(5)    To approve, on a non-binding advisory basis, named executive officer compensation (“Say on Pay”); and
(6)    To consider and act upon such other business as may properly be brought before the Meeting or any adjournments or postponement thereof by or at the direction of our Board.
Each of the above matters is more fully discussed below. We do not expect to transact any other business at the Meeting.
Q. Why am I receiving these proxy materials?
A. As permitted by rules adopted by the SEC, we are making this Proxy Statement and our Annual Report available to our stockholders electronically via the Internet. On or about April 15, 2022, we are mailing to all stockholders of record entitled to vote at the 2022 Annual Meeting a Notice of Internet Availability of Proxy Materials containing instructions on how to access this Proxy Statement and our Annual Report and Meeting voting instructions. If you received a Notice by mail, you will not receive a printed copy of the proxy materials, unless specifically requested. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of the proxy materials, you should follow the instructions for requesting such materials included in the Notice. We are sending you the Notice because the Company’s Board is soliciting your proxy to vote at the 2022 Annual Meeting. You are invited to attend the 2022 Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Meeting to vote your shares. Instead, you may follow the instructions on the Notice to vote. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the date of the Meeting.
Q. Who is entitled to vote at the Meeting?
A. Only stockholders who owned shares of our capital stock at the close of business on the Record Date are entitled to notice of the Meeting and to vote at the Meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, 122,040,186 shares of our Common Stock issued and outstanding, and 700 shares of Preferred Stock entitled to 170,000 votes per share of Preferred Stock for an aggregate of 119,000,000 votes, issued and outstanding. At the close of business on the Record Date, the Common Stock and Preferred Stock were held by approximately 32 and one individual participants in securities positions listings of our capital stock, respectively.
Holders of our capital stock as of the Record Date will be entitled to the following number of votes with respect to each of the proposals to be presented to stockholders for approval at the Meeting:
(1)    Election of Directors: Holders of shares of our Common Stock will have the right to cast one vote per share of Common Stock held on the Election of Directors proposal. Holders of shares of our Preferred Stock will not have the right to vote on the Election of Directors proposal.
(2)    Increase in Authorized: Holders of shares of our Common Stock will have the right to cast one vote per share of Common Stock held on the Increase in Authorized proposal. Holders of shares of our Preferred Stock will have the right to cast 170,000 votes per share of Preferred Stock held on the Increase in Authorized proposal.
(3)    Reverse Split Authorization: Holders of shares of our Common Stock will have the right to cast one vote per share of Common Stock held on the Reverse Split Authorization proposal. Holders of shares of our Preferred Stock will have the right to cast 170,000 votes per share of Preferred Stock held on the Reverse Split Authorization proposal.
(4)    Auditor Ratification: Holders of shares of our Common Stock will have the right to cast one vote per share of Common Stock held on the Auditor Ratification proposal. Holders of shares of our Preferred Stock will not have the right to vote on the Auditor Ratification proposal.
(5)    Say on Pay: Holders of shares of our Common Stock will have the right to cast one vote per share of Common Stock held on the Say on Pay proposal. Holders of shares of our Preferred Stock will not have the right to vote on the Say on Pay proposal.
Holders of shares of our Preferred Stock will vote together with holders of shares of our Common Stock as a single class on each proposal that holders of our Preferred Stock are entitled voted on, as set forth above.
Q. What constitutes a quorum at the Meeting?
A. The presence at the Meeting, virtually or by proxy, of the holders of a majority in voting power of the outstanding shares of our capital stock at the close of business on the Record Date will constitute a quorum. If a quorum is not present or represented at the Meeting, the Chairman of the Meeting may adjourn the Meeting from time to time to another place, if any, date or time.
A quorum is required to conduct business at the Meeting.
Q. What will be voted on at the Meeting?
A. The following chart sets forth the vote required for each of the proposals to be voted on by our stockholders at the Meeting to be approved:

Proposal 1: To elect two directors to hold office until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal.
Each director must be elected by a plurality of the votes cast; meaning that the two nominees receiving the most “FOR” votes (among votes properly cast virtually or by proxy) will be elected. Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote. Only holders of shares of our Common Stock have the right to vote on this proposal.

Proposal 2: To approve an amendment to our Charter to increase the number of shares of capital stock authorized for issuance thereunder from 200,000,000 shares to 800,000,000 shares, and the number of shares of Common Stock authorized for issuance thereunder from 190,000,000 shares to 790,000,000 shares.
To be approved by our stockholders, holders of at least a majority in voting power of the shares of our capital stock issued and outstanding as of close of business on the Record Date must vote “FOR” this proposal. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. We believe that this proposal is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal. Both holders of shares of our Common Stock and our Preferred Stock, voting together as a single class, have the right to vote on this proposal.
Proposal 3: To approve an amendment to our Charter to effect, at the discretion of our Board, a reverse stock split of all of our issued and outstanding shares of Common Stock at a ratio of not less than 1-for-10 and not greater than 1-for-400, such ratio to be determined by our Board of Directors at any time before May 30, 2025, without further approval or authorization of our stockholders.
To be approved by our stockholders, holders of at least a majority in voting power of the shares of our capital stock issued and outstanding as of close of business on the Record Date must vote “FOR” this proposal. Abstentions will be counted toward the tabulation of votes cast on this proposal and will have the same effect as negative votes. We believe that this proposal is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal. Both holders of shares of our Common Stock and our Preferred Stock, voting together as a single class, have the right to vote on this proposal.
Proposal 4: To ratify the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.	To be approved by our stockholders, the holders of a majority of the shares casting votes at the Meeting on this proposal must vote “FOR” this proposal. Any shares of Common Stock that are not voted (whether by abstention or otherwise) will have no impact on the outcome of the vote with respect to this proposal. We believe that this proposal is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal. Only holders of shares of our Common Stock have the right to vote on this proposal.
Proposal 5: To approve, on a non-binding advisory basis, named executive officer compensation.	To be approved by our stockholders, the holders of a majority of the shares casting votes at the Meeting on this proposal must vote “FOR” this proposal. Any shares of Common Stock that are not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the outcome of the vote with respect to this proposal. This is an advisory vote and, therefore, is not binding. Only holders of shares of our Common Stock have the right to vote on this proposal.

Q. What shares can I vote at the Meeting?
A. You may vote all shares of capital stock owned by you as of the Record Date on those proposals you are entitled to vote on (as discussed in greater detail above), including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.
Q. What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A. Some of our stockholders may hold shares of our capital stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Issuer Direct Corporation, you are considered to be, with respect to those shares, the stockholder of record, and the Notice was sent directly to you. As the stockholder of record, you have the right to vote virtually at the Meeting and vote by proxy. Whether or not you plan to attend the Meeting, we urge you vote by internet, fax, phone or by mail to ensure your vote is counted. You may still attend the Meeting and vote virtually if you have already voted by proxy.
Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in “street name,” and these proxy materials, together with a voting instruction card, are being forwarded to you from that organization. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote on your behalf and are also invited to attend the Meeting. Please note that since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the Meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the Meeting. If this applies to you, your broker, trustee or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q. How can I vote my shares without attending the Meeting?
A. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Meeting. If you are a stockholder of record, you may vote by proxy by internet, fax, phone or by mail by following the instructions provided on the Notice. To vote using the proxy card, you must request a paper copy of the proxy materials by following the instructions available on the Notice and then simply complete, sign and date the proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the 2022 Annual Meeting, we will vote your shares as you direct. Stockholders who hold shares beneficially in street name may cause their shares to be voted by proxy in accordance with the instructions provided by their broker, trustee or nominee, by using the proxy card provided by the broker, trustee or nominee and mailing them in the envelope provided by such person.
Q. How can I vote my shares virtually at the Meeting?
A. Stockholders who attend the virtual 2022 Annual Meeting should follow the instructions at https://agm.issuerdirect.com/cvsi to vote or submit questions during the Meeting. Voting online during the Meeting will replace any previous votes, and the online polls will close at or around 10:10 a.m. Pacific Time on May 26, 2022. Record holders who received a copy of this Proxy Statement and accompanying proxy card in the mail can vote by filling out the proxy card, signing it and returning it in the postage paid return envelope. Record holders can also vote by telephone 1-866-752-VOTE (8683), by fax, or by Internet at www.iproxydirect.com/CVSI. Voting instructions are provided on the Notice, or the proxy card if you received a copy of our proxy materials in the mail. If you hold shares in street name, you must vote by giving instructions to your bank or broker. You should follow the voting instructions on the form that you receive from your bank or broker.
Q. How do I attend the Meeting?
A. You may attend the Meeting online, including to vote and/or submit questions during the Meeting by logging in at https://agm.issuerdirect.com/cvsi. The Meeting will begin at approximately 10:00 a.m. Pacific Time, with log-in beginning at 9:45 a.m. on May 26, 2022.
Q. How do I gain admission to the Meeting?
A. You are entitled to participate in the virtual 2022 Annual Meeting only if you were a stockholder of record who owned shares of the Company's capital stock at the close of business on March 31, 2022, the Record Date. To attend online and participate in the Meeting, stockholders of record will need to use the control number on their Notice or proxy card to log into https://agm.issuerdirect.com/cvsi; beneficial owners who do not have a control number may gain access to the Meeting by logging into their brokerage firm's website and selecting the stockholder communication mailbox to link through to the virtual 2022 Annual Meeting. Instructions should also be provided on the voting instruction card provided by their broker, bank, or other nominee.
We encourage you to access the Meeting prior to start time. Please allow time for online check-in, which will begin at 9:45 a.m. Pacific Time. If you have difficulties during the check-in time or during the Meeting, please call technical support at 844-399-3386.
Stockholders have multiple opportunities to submit questions to the Company for the Meeting. Stockholders who wish to submit a question in advance may do so in the question tab of the webcast online during the Meeting at https://agm.issuerdirect.com/cvsi.
Q. How are votes counted?
A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” each of the director nominees identified herein, “FOR” each of the other proposals, and in the discretion of the proxy holder on any other matters that properly come before the Meeting).
Q. What is a “broker non-vote”?
A. A broker non-vote occurs when a beneficial owner of shares held in street name does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of stockholders, such as mergers, dissolutions or stockholder proposals. The shares that cannot be voted by brokers and other nominees on non-routine matters but are represented at the Meeting will be deemed present at our Meeting for purposes of determining whether the necessary quorum exists to proceed with the Meeting, but will not be considered entitled to vote on the non-routine proposals.
We believe that under applicable rules Proposals 2, 3 and 4 are considered routine matters for which brokerage firms may vote shares that are held in the name of brokerage firms and which are not voted by the applicable beneficial owners.
We believe that Proposals 1 and 5 are considered non-routine matters under applicable rules. Accordingly, brokers or other nominees cannot vote on these proposals without instructions from beneficial owners.
Q. How are abstentions counted?
A. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes with respect to a proposal.
With regard to Proposal 1, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, votes that are withheld will be entirely excluded from the vote and will have no effect on its outcome.
With regard to Proposal 2 and 3, the affirmative vote from the holders of a majority in voting power of the shares of our capital stock issued and outstanding as of close of business on the Record Date is required for approval. Accordingly, abstentions will not be voted in favor of such proposal and will have the same effect as a vote “AGAINST” these proposals.
With regard to Proposal 4 and Proposal 5, the affirmative vote of the holders of a majority of the shares casting votes at the Meeting on such proposal is required for approval. Accordingly, abstentions will have no effect on the outcome of the proposals.
Q. What should I do if I receive more than one Notice of Internet Availability of Proxy Materials?
A. If you receive more than one Notice, your shares are registered in more than one name or are registered in different accounts. Please follow the instructions on each Notice you receive to ensure that all of your shares are voted.
Q. Can I change my mind after I return my proxy?
A. Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are a stockholder of record, you can do this by giving written notice to our Secretary, by submitting another proxy with a later date, or by attending the Meeting and voting virtually. If you are a stockholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.
Q. Who is soliciting my vote and who is paying the costs?
A. Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of the Notice and this Proxy Statement and other proxy materials, as applicable.
Q. How can I find out the results of the voting?
A. We intend to announce preliminary voting results at the Meeting and publish final results in a Current Report on Form 8-K within four business days following the Meeting.
Q. Whom should I contact if I have questions?
A. If you have any additional questions about the Meeting or the proposals presented in this Proxy Statement, you should contact the following person at our principal executive office as follows:
Joseph Dowling, Secretary
10070 Barnes Canyon Road
San Diego, California 92121
(866) 290-2157

PROPOSAL 1
ELECTION OF DIRECTORS
The Board has nominated Mr. Joseph Dowling and Dr. Joseph Maroon as directors to be elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal. Each of the nominees is currently a director of CV Sciences.
Ms. Beth Altman, Dr. Paul Blake, and Ms. Terri Funk Graham, each of whom has served as a director on our Board since 2019, have elected not to stand for re-election as a director of the Company. They will all continue to serve as directors until their term concludes as of the date of the Meeting. In connection with their departures and as a result of further strategic cost reductions, the Board determined to reduce the authorized size of our Board to three members as of the date of the Annual Meeting in an effort to conserve resources and cut costs associated with board of directors activities until such time at a later date when the Board believes such cost-cutting measures are no longer necessary, but will have a vacancy for one spot. Accordingly, at the Meeting, only two directors will be elected to our Board. Proxies cannot be voted for a greater number of persons than the number of nominees named.
The two nominees with the greatest numbers of votes at the Meeting will be elected to the two director positions. Each nominee, if elected at the Meeting, will serve as a director until the earlier of the 2023 annual meeting of the Company's stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal. Unless otherwise instructed, the proxy holders will vote the proxies received by them for Messrs. Dowling and Maroon. If either of Messrs. Dowling or Maroon is unable or declines to serve as director at the time of the 2022 Annual Meeting, the proxies will be voted for any nominee who is designated by our present Board to fill the vacancy.
Information Regarding Directors
The below table and narrative disclosures include information about our current directors, including those that have elected not to stand for re-election for the 2022 fiscal year.

Name	Age	Position	Director Since
Joseph Dowling	63	Chief Executive Officer, Director	2018
Dr. Joseph Maroon	80	Director	2018
There currently are no legal proceedings, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees.
Joseph Dowling. Mr. Dowling was appointed as our Chief Executive Officer ("CEO") on May 31, 2018 and Secretary on August 25, 2014. He was our Chief Financial Officer (“CFO”) from June 16, 2014 to March 15, 2019. Before joining CV Sciences, Mr. Dowling held numerous senior positions including serving as President and CFO of MediVas, LLC, a biotechnology company focused on drug formulation and delivery, from 2005 to 2013 where he led day-to-day operations, drug research and development, product development and commercialization and strategic alliance building, including license agreements with Pfizer, Merck, Wyeth, DSM, Guidant and Boston Scientific. Mr. Dowling served as a Managing Director in the mergers and acquisitions group at Citigroup from 1998 to 2005. Earlier in his career, Mr. Dowling served in various finance and accounting roles in both public accounting and in the banking industry. Mr. Dowling graduated from University of California, Los Angeles in Economics and is a Certified Public Accountant. As the Company’s Chief Executive Officer and former Chief Financial Officer, Mr. Dowling is specially qualified to serve on the Board because of his detailed knowledge of the pharmaceutical industry including drug research and development and the Company’s global consumer product operations and his expertise in financial matters.
Dr. Joseph Maroon. Dr. Maroon is a clinical professor and vice chairman of the Department of Neurological Surgery and the Heindl Scholar in Neuroscience at the University of Pittsburgh Medical Center (UPMC). He is a world-renowned neurosurgeon, and brings his expertise in health, nutrition and wellness to expand the depth of medical and biotech leadership on the Board. Dr. Maroon was previously a member of the Board of Directors and Chairman of the Scientific Committee of Mylan Laboratories from 2005 to 2017. Dr. Maroon has been a team neurosurgeon in the National Football League since 1981, and serves as medical director of other professional sports organizations. He has served on the editorial boards of eight medical and neurological journals. He also is past-president of the Congress of Neurological Surgeons, the largest society of neurosurgeons in the world. Dr. Maroon has conducted extensive research into neurotrauma, brain tumors and diseases of the spine, which has led to many innovative techniques for diagnosing and treating these disorders. His research efforts have garnered him numerous awards from various national and international neurological societies.

The Board has determined that Dr. Maroon's substantial medical experience and health expertise make him well-qualified to continue as a member of our Board.
Vote Required
Directors are elected by plurality of the votes cast at the Meeting by the holders of shares present virtually or represented by proxy and entitled to vote on the election of the directors. Only holders of shares of our Common Stock are entitled to vote on this proposal; holders of shares of our Preferred Stock are not entitled to vote on this proposal. The two nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted for which no contrary instruction is given, if authority to do so is not withheld, FOR the election of each of the nominee named above. If a nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee by your Board.
Recommendation of the Board
The Board unanimously recommends that you vote “FOR” each of the nominees identified above.

PROPOSAL 2

APPROVAL OF CHARTER AMENDMENT TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Overview

We are asking our stockholders to approve an amendment to our Charter, to increase the number of authorized shares of our capital stock from 200,000,000 shares to 800,000,000 shares, and the number of authorized shares of our Common Stock from 190,000,000 shares of Common Stock to 790,000,000 shares of Common Stock (the “Increase in Authorized”). The number of shares of preferred stock authorized for issuance will remain the same, at 10,000,000 shares of preferred stock, and will not be impacted by the Increase in Authorized, if approved by our stockholders.

On March 30, 2022, the Company’s Board unanimously approved, and declared the advisability of, subject to stockholder approval, the Increase in Authorized. If our stockholders approve this proposal at the Meeting, then Article IV of our Charter would be amended and restated to read in its entirety as follows:

“The Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation shall have the authority to issue is Eight Hundred Million (800,000,000). The total number of shares of Common Stock shall be Seven Hundred Ninety Million (790,000,000), and each such share shall have a par value of $0.0001; and the total number of shares of Preferred Stock shall be Ten Million (10,000,000), and each such share shall have a par value of $0.0001.

(a) Common Stock. The Corporation is authorized to issue shares of Common Stock from time to time, which shall have all of the rights normally associated with shares of common stock under the DGCL.

(b) Preferred Stock. The Corporation is authorized to issue shares of Preferred Stock from time to time in one or more series or classes, each such share or class to have such distinctive designation or title as may be fixed by resolution of the Board of Directors of the Corporation (the “Board”), duly adopted prior to the issuance of any shares thereof. Each such series or class shall have such voting powers, if any, and such preferences and/or other special rights, with such qualifications, limitations or restrictions of such preferences and/or rights as shall be stated in the resolution or resolutions providing for the issuance of such series or class of shares of Preferred Stock.”

A copy of the proposed Certificate of Amendment to our Charter to effect the Increase in Authorized is attached hereto as Attachment A, and we urge you to read Attachment A in its entirety before casting your vote.

The Board has unanimously approved, and recommends that our stockholders approve, the amendment to our Charter to effect the Increase in Authorized.

General

As of March 31, 2022, the Company is authorized to issue up to 190,000,000 shares of its Common Stock, of which 122,040,186 shares were issued and outstanding. As of March 31, 2022, the Company is authorized to issue up to 10,000,000 shares of its preferred stock, 700 of which have been designated as Series A Convertible Preferred Stock, all of which were issued and outstanding, and 9,999,300 of which remain undesignated, none of which were or are issued or outstanding. Additional shares of Common Stock were reserved for issuance under our equity incentive plan and other outstanding securities, including (collectively, the “Anticipated Share Reserves”):

•29,043,762 shares of Common Stock issuable upon the exercise of outstanding stock options with a weighted-average exercise price of $0.47 per share;

•10,750,000 shares of Common Stock issuable upon exercise of outstanding warrants with a weighted-average exercise price of $0.10 per share (with an initial exercise date not until after the proposed Increase in Authorized is passed);

•4,344,858 shares of Common Stock reserved for future issuance under the Company’s Amended and Restated 2013 Equity Incentive Plan (the “Plan”);

•20,000,000 shares of Common Stock reserved for issuance upon conversion of our convertible notes; and

•10,000,000 shares of Common Stock reserved for issuance upon conversion of our Preferred Stock.

As a result, we have 185,428,806 shares of Common Stock either issued and outstanding or covered under our Anticipated Share Reserves, which leaves only 4,571,194 shares of our Common Stock available for issuance (excluding the warrants which are not issuable until such time as we get stockholder approval of this proposal at a later date) if the proposed Increase in Authorized does not pass. These numbers already reflect a cancellation of 9,000,000 options to purchase Common Stock in March 2022 and a reduction of 8,000,000 shares available for issuance under the Plan to reduce the Anticipate Share Reserves.

The purpose of the proposed Increase in Authorized is to provide the Company with a sufficient number of shares of Common Stock available (i) to issue in connection with raising additional equity capital, (ii) to give us sufficient authorized shares of Common Stock to generally support our growth and to provide flexibility for future corporate needs, (iii) to issue in connection with the exercise of stock options, warrants, convertible notes and our Preferred Stock, (iv) to issue in connection with potential strategic transactions, including mergers, acquisitions, and business combinations, and (v) for potential future increases in the number of shares of Common Stock reserved for issuance under the Plan.

Accordingly, the Board has declared the proposed Increase in Authorized to be advisable and in the best interests of the Company and our stockholders and is submitting the Increase in Authorized to a vote of our stockholders.

Background of and Rationale for the Proposal

For several years, the Company has tried to make necessary changes to its capitalization to ensure the sustained operations of the Company and/or to prepare for a potential uplisting to, among other things, allow for increased visibility to institutional investors. Specifically, in its 2018 and 2020 annual stockholder meetings, the stockholders failed to approve reverse stock split proposals due to a failure to reach a majority vote, despite the use of a proxy solicitation firm and more stockholders voting in favor than against such proposals.

On April 8, 2021, the Company published its proxy statement for its 2020 Annual Meeting, scheduled for May 27, 2021, which proxy statement included a proposal to amend the Company’s Charter to increase the authorized shares of Common Stock from 200,000,000 to 300,000,000 shares (including an increase in Common Stock from 190,000,000 to 290,000,000). The record date for the 2021 Annual Meeting was March 29, 2021, and 106,791,238 shares of Common Stock were outstanding at that time.

The 2021 Annual Meeting was held on May 27, 2021, however the proposal to amend the Charter was not approved.

At the 2021 Annual Meeting, only 57,073,817 shares of Common Stock had been voted on the proposal, representing approximately 53.4% of the 106,791,238 shares outstanding as of the record date. In addition, only 29,819,636 shares of Common Stock had voted in favor of the proposal (representing 27.9% of the outstanding) which exceeded the remaining votes, which were votes against and abstentions, which count as votes against, in the amount of 27,254,208 shares of Common Stock (representing only 25.5% of the outstanding). The proposal required the affirmative vote of 53,502,411 shares in order to be approved. As such, the vote in favor of the proposal at the time of the meeting was far below the amount required to approve the proposal (an additional 23,682,775 shares would have been required to vote in favor for the proposal to pass). Given the large individual nature of the Company’s stockholder base, many of whom hold their shares in street name, the high volume trading of the stock, and the inability of the Company to identify sufficient remaining stockholders, we determined for 2022 it was prudent to focus our efforts on pursuing a financing, which financing terms could potentially be used to resolve the Company’s authorized share issue.

Although the authorized increase proposal failed at the 2021 Annual Meeting, we continue to need stockholder approval of an increase in the number of shares of Common Stock in order to continue with our ability to finance the Company through equity and/or debt offerings. At present we do not receive sufficient cash flow from operations to support our business activities, and equity and/or debt financings remain as a vital tool for raising capital. Without a substantial increase in the number of shares available for future issuances we are concerned that the Company will be unable to meet its obligations, continue to grow its business and may become insolvent.

Because we were unable to procure the vote necessary to increase the number of shares of authorized Common Stock, on March 31, 2022 we closed a preferred stock financing, in which we issued 700 shares of Series A Convertible Preferred Stock, or the Preferred Stock, with an aggregate stated value of $0.7 million. The shares of Preferred Stock are initially convertible into an aggregate of 10,000,000 shares of Common Stock. The terms of the Preferred Stock are set forth in a Certificate of Designation of Preferences, Rights and Limitations of the Preferred Stock, or the Certificate of Designation, filed with the State of Delaware and effective on March 31, 2022. The shares of Preferred Stock do not have any voting rights except with respect to the proposals presented at this Annual Meeting or otherwise as required by law. With respect to the proposals presented at this Annual Meeting (other than Proposals 1, 4 and 5), each share of Preferred Stock is entitled to 170,000 votes on each proposal. We needed to provide the investor purchasing the Preferred Stock with these negotiated terms, including the supermajority voting, in order to provide needed financing to the Company to fund its operations and to secure an investor committed to voting for the proposals presented at this Annual Meeting. The shares of Preferred Stock are outstanding as of the record date for this Annual Meeting. In addition, as part of the Preferred Stock financing, the Company issued warrants to the investor to acquire 10,000,000 shares of Common Stock, or the Common Warrants. The Common Warrants have a three year term from their initial exercise date and an exercise price of $0.10 per share. The Common Warrants can be exercised for cash or, in certain limited circumstances, by cashless exercise.

If Proposal 2 is approved, the Preferred Stock holder will no longer be entitled to vote on matters presented to the Common Stock holders, without converting its Preferred Stock, thereby eliminating the supermajority voting rights of the Preferred Stock.

Reasons to Approve the Increase in Authorized

The Board believes that the proposed Increase in Authorized is desirable to enhance our flexibility in taking possible future actions, such as raising additional capital, exchanging equity for debt or other transactions that have a similar effect, financings, stock-based acquisitions, stock splits, equity incentive awards, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions.

Additionally, by approving the increase to the Company’s authorized shares of Common Stock now, we will be able to act in a timely manner when such a need arises or when the Board believes it is in the best interests of the Company and our stockholders to take action, without the risk, delay, and expense that would be required at that time to obtain stockholder approval of such an increase at a special meeting of stockholders.

Other than the reserved shares of Common Stock described above, as of the date of this Proxy Statement, we do not currently have any definitive agreements or plans to issue the additional shares of Common Stock that would be authorized as a result of approving the proposed Increase in Authorized; provided, however, that the Company may, in its discretion, continue to utilize the convertible note instrument currently in place. We review and evaluate potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the Company’s best interest and the best interest of our stockholders.

Effect of the Increase in Authorized

Increasing the number of authorized shares of Common Stock will not alter the number of shares of Common Stock presently issued and outstanding or reserved for issuance, and will not change the relative rights of holders of any shares. The additional authorized shares of Common Stock, if and when issued, would have the same rights and privileges as the shares of Common Stock previously authorized, issued and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

If the Increase in Authorized is approved by our stockholders and adopted by the Company, other than with respect to the shares of Common Stock subject to the Anticipated Share Reserves and the Plan, the newly authorized shares of Common Stock would be unreserved and available for issuance. No further stockholder authorization would be required prior to the issuance of such shares of Common Stock by the Company, except where stockholder approval is required by our Charter, Bylaws, as amended, or law.

The increase in our authorized shares of Common Stock would not have any immediate dilutive effect on the proportionate voting power or other rights of our existing stockholders. However, any subsequent issuance, or the possibility of such issuance, of shares of Common Stock (including the exercise of stock options and warrants, conversion of promissory notes and the Preferred Stock, and the issuance of shares of our common stock under the Plan) would reduce each stockholder’s proportionate interest in the Company, and may depress the market price of our Common Stock.

Except as described in this proposal, all of the remaining provisions of the Charter will remain in full force and effect without change.

Anti-takeover Effects

SEC rules and regulations require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although the Board has not proposed the Increase in Authorized with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares of Common Stock could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the proposed Increase In Authorized is approved, the additional shares of authorized Common Stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of Common Stock, or the replacement or removal of the Board or management.

This proposal is not prompted by any specific effort or takeover threat currently perceived by the Board or management.

Timing of the Proposed Increase In Authorized

If our stockholders approve Proposal 2 at the Meeting, we will file a Certificate of Amendment to our Charter, in substantially the form attached hereto as Attachment A, with the office of the Secretary of State of Delaware to implement the Increase in Authorized as soon as practicable following the Meeting. Upon approval and following such filing with the Secretary of State of Delaware, the Increase In Authorized will become effective on the date that the Certificate of Amendment is filed.

Bifurcation of Proposals 2 and 3

While this proposal reflects the proposed amendment to our Charter to effect the Increase in Authorized, the approval of this proposal is not conditioned on the approval of Proposal 3 to approve the Reverse Split Authorization. To the extent that only one of either of these proposals is approved by our stockholders, only the amendment to our Charter to affect the proposal that was approved by stockholders will be filed with the Secretary of State of the State of Delaware. To the extent that both Proposal 2 and Proposal 3 are approved by stockholders, the amendment to our Charter (i) to effect the Increase in Authorized will be promptly filed following approval at the Meeting, and (ii) to effect the Reverse Split will be subject to implementation by the Board at its discretion at any time until May 30, 2025, as more particularly set forth in Proposal 3, below.

Vote Required

The affirmative (“FOR”) votes from the holders of at least a majority in voting power of the shares of our capital stock issued and outstanding as of close of business on the Record Date at the Meeting is required to approve the Increase in Authorized. Both holders of shares of our Common Stock and our Preferred Stock, voting together as a single class, have the right to vote on this proposal. Holders of our Common Stock will be entitled to one vote for every share of Common Stock held, and holders of our Preferred Stock will be entitled to 170,000 votes for every share of Preferred held as of the Record Date.

If you are a stockholder of record as of the Record Date and you fail to vote in person, by remote communication, by failing to return your proxy card or to vote using the telephone, fax or Internet, it will have the same effect as an “AGAINST” vote.

If you are a stockholder of record and return a signed and dated proxy card without providing specific voting instructions on Proposal 2, or do not specify your vote on Proposal 2 when voting using the telephone, fax or internet, your shares will be voted “FOR” Proposal 2 in accordance with the recommendations of our Board. Abstentions will have the same effect as “AGAINST” votes.

We believe that Proposal 2 will be deemed to be a “routine” matter. Therefore, if you are a beneficial owner of shares of capital stock registered in the name of your broker or other nominee and you fail to provide instructions to your broker or nominee as to how to vote your shares of capital stock on Proposal 2, your broker or nominee will have the discretion to vote your shares of capital stock on Proposal 2. Accordingly, if you fail to provide voting instructions to your broker or nominee, your broker or nominee can vote your shares on Proposal 2 in a manner that is contrary to what you intend. For example, if you are against the approval of Proposal 2 but you do not provide any voting instructions to your broker, your broker can nonetheless vote your shares “FOR” Proposal 2. While we do not expect any broker non-votes on Proposal 2, if you do not provide voting instructions and your broker or nominee fails to vote your shares, this will have the same effect as an “AGAINST” vote. If you are a beneficial owner of shares of capital stock registered in the name of your broker or other nominee, we strongly encourage you to provide voting instructions to the broker or nominee that holds your shares of capital stock to ensure that your shares are voted in the manner in which you want them to be voted.

We urge investors to vote “FOR” this Proposal 2, as failure to obtain a majority in voting power of the outstanding shares of our capital stock issued and outstanding as of the Record Date will limit the Company’s ability to operate and execute on current and future business plans.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” the approval of this Proposal 2.

PROPOSAL 3

APPROVAL OF REVERSE STOCK SPLIT AUTHORIZATION

Overview

On March 30, 2022, the Company’s Board unanimously approved, and declared the advisability of, subject to stockholder approval, an amendment to our Charter to effect, at the discretion of our Board, a reverse stock split of all of our outstanding shares of Common Stock (the “Reverse Split”) by combining outstanding shares of our Common Stock into a lesser number of outstanding shares of Common Stock at a ratio of not less than 1-for-10 and not greater than 1-for-400 at any time prior to May 30, 2025, with the exact ratio to be set within this range by our Board at its sole discretion without further stockholder approval (the “Reverse Split Authorization”). The Board may alternatively elect to abandon such proposed amendment and not effect the Reverse Split authorized by our stockholders, in its sole discretion. Upon the effectiveness of the amendment to our Charter effecting the Reverse Split, the outstanding shares of our Common Stock will be reclassified and combined into a lesser number of shares such that one share of our Common Stock will be issued for a specified number of shares of Common Stock outstanding as of the date of the Reverse Split in accordance with the specific ratio determined by the Board as described herein. The proposed amendment to our Charter to effect the Reverse Split, as more fully described below, will effect the Reverse Split but will not change the number of authorized shares of our Common Stock or preferred stock, or the par value of our Common Stock or preferred stock. As of this date of this Proxy Statement, other than as described elsewhere in this Proxy Statement, there are no specific plans, arrangements, agreements or understandings for the issuance of the additional authorized but unissued shares of Common Stock that would be created by the Reverse Split, if implemented.
If this Proposal 3 is approved by our stockholders as proposed, our Board would have the sole discretion to effect the amendment and Reverse Split at any time prior to May 30, 2025, and to fix the specific ratio for the Reverse Split, provided that the ratio would be not less than 1-for-10 and not greater than 1-for-400. We believe that enabling our Board to fix the specific ratio of the Reverse Split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the Reverse Split will be based on a number of factors, described further below under the heading "Criteria to be Used for Decision to Apply the Reverse Split." As set forth below, one of the purposes of effectuating the Reverse Split is to potentially permit us to list our Common Stock on the Nasdaq Capital Market (“Nasdaq”), or another national exchange. The initial requirements for such listing include a closing bid price of at least $4.00 per share. In light of the volatility of our stock price, changing conditions in the capital markets, the extended time frame in which the Reverse Split decision may be made and other factors relevant to the timing and extent of the reverse stock split, the Board believes that stockholder approval of a range of reverse split ratios from 1-for-10 to 1-for-400 is in the best interests of the Company and its stockholders.
The Reverse Split, if the Reverse Split Authorization is approved by our stockholders, would become effective upon the filing of an amendment to our Charter with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. A copy of the proposed Certificate of Amendment to our Charter to effect the Reverse Split is attached hereto as Attachment B, and we urge you to read Attachment B in its entirety before casting your vote. The exact timing of the amendment will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but will not occur after May 30, 2025. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment and the Reverse Split if, at any time prior to the effectiveness of the filing of the amendment with the Delaware Secretary of State, our Board, in its sole discretion, determines that it is no longer necessary or in our best interest and the best interests of our stockholders to proceed.
The primary purpose for effecting the Reverse Split is to increase the per share trading price of our Common Stock so as to:

•potentially permit us to list the Company's Common Stock on Nasdaq in the future;
•make our Common Stock a more attractive investment to institutional investors;
•broaden the pool of investors that may be interested in investing in the Company by attracting new investors who would prefer not to invest in shares that trade at lower share prices; and
•better enable us to raise funds to finance planned operations.

Our Board further believes that a listing of the Company’s Common Stock on either Nasdaq or another national stock exchange could attract a broader, more diverse stockholder base. The Reverse Split, if approved by our stockholders and implemented, is intended to increase our per share bid price and satisfy one of listing requirements for a national exchange, including Nasdaq. Reducing the number of outstanding shares of our Common Stock should, absent other factors, increase the per share market price of the Common Stock, although we cannot provide any assurance that we will be able to meet or maintain a bid price over the minimum bid price requirement for listing on Nasdaq or any other exchange (and/or the other Nasdaq listing requirements). The Board also believes that an increased stock price may encourage investor interest and improve the marketability of our Common Stock to a broader range of investors, and thus improve liquidity and lower average transaction costs. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Our Board believes that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our Common Stock.
At present, other than granting equity incentives for our employees, consultants and non-employee directors and pursuant to outstanding performance-based options outside of our Plan", as discussed further in the Notes to the Company’s condensed consolidated financial statements which accompany the Annual Report, as well as issuing shares of our Common Stock upon exercise and/or conversion, as applicable, of our outstanding warrants, Preferred Stock and convertible promissory notes, our Board has no immediate plans, arrangements or understandings to issue additional shares of Common Stock. However, we desire to have shares available to provide additional flexibility to use our Common Stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees.
In evaluating the Reverse Split, our Board also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our Board, however, determined that these potential negative factors were significantly outweighed by the potential benefits, and believes that increasing the per share market price of our Common Stock as a result of the Reverse Split may encourage greater interest in our Common Stock and enhance the acceptability and marketability of our Common Stock to the financial community and investing public as well as promote greater liquidity for our stockholders.
The form of the proposed amendment to our Charter to effect the Reverse Split is attached hereto as Attachment B. Any amendment to our Charter to effectuate the Reverse Split will include the reverse stock split ratio fixed by our Board, within the range approved by our stockholders.

Criteria to be Used for Decision to Apply the Reverse Split
If our stockholders approve the Reverse Split Authorization, our Board will be authorized to proceed with the Reverse Split. In determining whether to proceed with the Reverse Split and setting the exact ratio of the split, if any, our Board will consider a number of factors, including existing and expected marketability and liquidity of our Common Stock, prevailing market conditions, the Nasdaq listing requirements, the likely effect on the market price of our Common Stock, and our capitalization (including the number of shares of Common Stock issued and outstanding). Notwithstanding approval of the Reverse Split Authorization by our stockholders, the Board may, in its sole discretion, abandon the proposed amendment and determine prior to the effectiveness of any filing with the Delaware Secretary of State not to effectuate the Reverse Split. If the Board fails to implement the Reverse Split before May 30, 2025, further stockholder approval would be required prior to implementing any reverse stock split.
Effect of the Reverse Split
The Reverse Split, if approved by our stockholders and implemented by our Board, will be effected simultaneously for all outstanding shares of our Common Stock. The Reverse Split will affect all of our stockholders uniformly and will not affect any stockholder's percentage ownership interest in the Company, except to the extent that the Reverse Split results in any of our stockholders owning a fractional share. The Reverse Split will not change the terms of our Common Stock, and will not change the number of shares of capital stock authorized for issuance under our Charter. After the Reverse Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-Reverse Split Common Stock will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Following the Reverse Split, we will continue to be subject to the periodic reporting requirements of the Exchange Act. After the Reverse Split, if implemented, our Common Stock will continue to be reported on the OTC:QB under the symbol “CVSI”, although it is likely that the OTC:QB would add the letter "D"

to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Split to indicate that the Reverse Split had occurred.
As of the effective time of the Reverse Split, we will adjust and proportionately decrease the number of shares of our Common Stock reserved for issuance upon exercise and conversion of, and adjust and proportionately increase the exercise and conversion price of, all options, warrants, Preferred Stock, convertible promissory notes and other rights to acquire our Common Stock. In addition, as of the effective time of the Reverse Split, we will adjust and proportionately decrease the total number of shares of our Common Stock that may be the subject of future grants under our Plan.
As noted above, the Reverse Split will not change the number of authorized shares of our preferred stock. As of March 31, 2022, there was one series of preferred stock designated, the Series A Convertible Preferred, all 700 of which designated shares were issued and outstanding.
Assuming reverse stock split ratios of 1-for-10 and 1-for-400, which reflect the low and high end of the range that our stockholders are being asked to approve, the following table, which is provided for illustrative purposes only, sets forth approximate information regarding (i) the number of shares of our Common Stock that would be issued and outstanding, (ii) the number of shares of our Common Stock that would be reserved for issuance pursuant to our Plan and (iii) the number of shares of Common Stock reserved for outstanding warrants, options, shares of Preferred Stock and convertible promissory notes issued outside of the Plan, each giving effect to the Reverse Split without taking into account the treatment of fractional shares and based on securities outstanding as of March 31, 2022.

	Shares of Common Stock before Reverse Stock Split	Post Reverse Stock Split Ratio of 1 to 10	Post Reverse Stock Split Ratio of 1 to 400
Shares of Common Stock Issued and Outstanding	122,040,186	12,204,019	305,101

Shares of Common Stock Reserved under the Plan	30,976,000	3,097,600	77,440

Shares of Common Stock Reserved for Options outside the Plan	11,000,000	1,100,000	27,500

If this Proposal 3 is approved and our Board elects to effect the Reverse Split, the number of outstanding shares of Common Stock will be reduced in proportion to the ratio of the split chosen by our Board. Accordingly, if the Reverse Split is effected, the number of authorized shares of Common Stock available for issuance under our Charter will effectively be proportionally increased relative to the number of outstanding shares post-Reverse Split.
Additionally, if this Proposal 3 is approved and our Board elects to effect the Reverse Split, we would communicate to the public, prior to the effective date of the Reverse Split, additional details regarding the Reverse Split, including the specific ratio selected by our Board. If the Board does not implement the Reverse Split by May 30, 2025, the authority granted in this proposal to implement the Reverse Split will automatically terminate.

After the effective date of the Reverse Split, our Common Stock would have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Common Stock.
The increase in the number of shares of authorized but unissued and unreserved Common Stock will have an ‘anti-takeover effect’ by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our Charter. The increased number of available authorized but unissued shares of Common Stock as a result of the Reverse Split would give the Company’s management more flexibility to resist or impede a third-party takeover bid that provides an above-market premium that is favored by a majority of the independent stockholders. Any such anti-takeover effect of a reverse stock split would be in addition to existing anti-takeover provisions of our Charter, and Bylaws. Our Board is not presently aware of any attempt, or contemplated attempt, to acquire control of the Company and the Reverse Split is not part of any plan by our Board to recommend or implement a series of anti-takeover measures.
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our Common Stock and securities convertible or exercisable for Common Stock.

Certain Risks and Potential Disadvantages Associated with the Reverse Split
The effect of the Reverse Split upon the market prices for our Common Stock cannot be accurately predicted, and the history of similar reverse stock split combinations for companies in like circumstances is varied. If the Reverse Split is implemented, the post-split market price of our Common Stock may be less than the pre-Reverse Split price multiplied by the reverse stock split ratio.
In addition, a reduction in number of shares of our Common Stock outstanding may impair the liquidity for our Common Stock, which may reduce the value of our Common Stock. Also, some stockholders may consequently own less than one hundred shares of our Common Stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those stockholders who own less than one hundred shares following the Reverse Split may be required to pay modestly higher transaction costs should they then determine to sell their shares.
In addition, although we believe the Reverse Split may enhance the desirability of our Common Stock to certain potential investors, we cannot assure stockholders that, if implemented, our Common Stock will be more attractive to institutional and other long term investors or that the liquidity of our Common Stock will increase since there would be a reduced number of shares outstanding after the Reverse Split.

Even if our stockholders approve the Reverse Split Authorization and the Reverse Split is effected, there can be no assurance that we will subsequently meet and continue to meet the listing requirements of Nasdaq or any other national exchange.

Although the Reverse Split will not, by itself, have any immediate dilutive effect on our stockholders, the proportion of shares owned by stockholders relative to the number of shares authorized for issuance will decrease because the number of authorized shares of Common Stock authorized for issuance under our Charter would remain unchanged. As a result, additional authorized shares of Common Stock would become available for issuance at such times and for such purposes as the Board may deem advisable without further action by stockholders, except as required by applicable law or stock exchange rules. To the extent that additional authorized shares of our Common Stock are issued in the future, such shares could be dilutive to existing stockholders of the Company by decreasing such stockholders’ percentage of equity ownership in the Company.

Procedure for Effecting the Reverse Split and Exchange of Stock Certificates
If our stockholders approve the Reverse Split Authorization, and if our Board still believes that a reverse stock split is in the best interests of the Company and our stockholders, our Board will determine the ratio of the Reverse Split to be implemented and we will file the Certificate of Amendment to our Charter with the Secretary of State of the State of Delaware. As soon as practicable after the effective date of the Reverse Split, stockholders will be notified that the Reverse Split has been effected.
Beneficial Owners of Common Stock. Upon the implementation of the Reverse Split, we intend to treat shares held by stockholders in street name (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If a stockholder holds shares of our Common Stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.
Registered Holders of Capital Stock. Certain of our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent, Issuer Direct Corporation (formerly Interwest Transfer). These stockholders do not hold physical stock certificates evidencing their ownership of our Common Stock. However, they are provided with a statement reflecting the number of shares of our Common Stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares. If a stockholder is entitled to post-Reverse Split shares, a transaction statement will automatically be sent to the stockholder's address of record indicating the number of shares of our Common Stock held following the reverse stock split.
Holders of Certificated Shares of Common Stock. As soon as practicable after filing the Certificate of Amendment to our Charter effecting the Reverse Split with the Secretary of State of Delaware, we will notify our stockholders that the Reverse Split has been implemented and stockholders will receive instructions for the exchange of their Common Stock certificates for new certificates representing the appropriate number of shares of Common Stock after the Reverse Split. However, if permitted, the Company may elect to effect the exchange in the ordinary course of trading as certificates are returned for transfer. In either event, each current certificate representing shares of Common Stock will until so exchanged be deemed for all corporate purposes after the filing date of the Certificate of Amendment to evidence ownership of our Common Stock in the proportionately reduced number. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT ANY CERTIFICATES UNTIL REQUESTED TO DO SO. You should submit them only after you receive instructions from us.
Holders of our Preferred Stock. As noted above, the Reverse Split, if implemented, will not impact the number of shares of preferred stock authorized for issuance under our Charter, nor will it impact that number of shares of preferred stock outstanding as of the date of the Reverse Split, if any. However, if shares of our Preferred Stock or any other series of preferred stock that is designated as of the date of the Reverse Split and that entitles its holders to conversion rights are outstanding, the conversion price of any such share of preferred will be automatically adjusted to reflect the Reverse Split in accordance with the Certificate of Designation related to any such series of preferred stock.

Fractional Shares
Our stockholders will not receive fractional post-Reverse Split shares in connection with the Reverse Split. Instead, any fractional shares that would otherwise be issuable as a result of the Reverse Split will be rounded up to the nearest whole share. No stockholders will receive cash in lieu of fractional shares.
No Appraisal Rights
No action is proposed herein for which the laws of the State of Delaware, or our Charter or Bylaws, provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders' capital stock.
Accounting Consequences
The par value of our Common Stock will remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on the Company’s balance sheet attributable to our Common Stock will be reduced proportionately from its present amount, and the additional paid in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of Common Stock outstanding. Per share amounts for prior periods will be restated to reflect the Reverse Split. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Split.
Federal Income Tax Consequences
The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to us and to stockholders that hold shares of our Common Stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.
This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Code, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax or Medicare contribution tax on net investment income, persons who do not hold their shares of our Common Stock as capital assets within the meaning of Section 1221 of the Code, persons who hold their shares of our Common Stock as part of a hedge, straddle, conversion or other risk reduction transaction, persons who hold their shares of our Common Stock as "qualified small business stock" under Section 1045 and/or 1202 of the Code, or who acquired their shares of our Common Stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of a reverse stock split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides, and any state or local tax considerations are beyond the scope of this discussion. This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.
Tax Consequences to the Company. We believe that the Reverse Split will constitute a reorganization under Section 368(a)(1)(E) of the Code. Accordingly, we should not recognize taxable income, gain or loss in connection with the Reverse Split. In addition, we do not expect the Reverse Split to affect our ability to utilize our net operating loss carryforwards.
Tax Consequences to Stockholders. Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of the Reverse Split, except stockholders whose fractional shares resulting from the Reverse Split are rounded up to the nearest whole share may recognize gain for United States federal income tax purposes equal to the value of the additional fractional share. A stockholder’s tax basis in the shares received as a result of the Reverse Split will be equal, in the aggregate, to his or her basis in the shares exchanged, increased by the income or gain attributable to the rounding up of fractional shares, as described herein. New shares attributable to the rounding up of fractional shares to the nearest whole number of shares will be treated for tax purposes as if the fractional shares constitute a disproportionate dividend distribution. Such stockholders generally should recognize ordinary income to the extent of earnings and profits of the Company allocated to the portion of each whole share attributable to the rounding up process, and the remainder of the gain, if any, shall be treated as received from the exchange of property. The stockholder’s holding period for the shares will include the period during which he or she held the pre-split shares surrendered in the Reverse Split. The portion of the shares received by a stockholder that are attributable to rounding up for fractional shares will have a holding period commencing on the effective date of the Reverse Split.
Individual tax circumstances can vary, and stockholders should consult their own tax advisors regarding the tax effects to them, based on their particular circumstances, in particular stockholders whose fractional shares resulting from the Reverse Split are rounded up to the nearest whole share and with respect to allocating tax basis and holding period among their post-Reverse Split shares.
Certain Regulatory Matters
The Reverse Split will require processing by the Financial Industry Regulatory Authority ("FINRA") pursuant to Rule 10b-17 promulgated under the Exchange Act in order for the reverse stock split to be recognized in the market for trading purposes. We expect to, but cannot assure that we will, receive FINRA’s clearance prior to the effective date of the Reverse Split. If so, our Common Stock will be quoted at its post-Reverse Split price on the effective date of FINRA’s approval.

Bifurcation of Proposals 2 and 3

While this proposal reflects the proposed amendment to our Charter to authorize our Board to effect the Reverse Split, the approval of this proposal is not conditioned on the approval of Proposal 2 to approve the Increase in Authorized. To the extent that only one of either of these proposals is approved by our stockholders, only the amendment to our Charter to affect the proposal that was approved by stockholders will be filed with the Secretary of State of the State of Delaware. To the extent that both Proposal 2 and Proposal 3 are approved by stockholders, the amendment to our Charter (i) to effect the Increase in Authorized will be promptly filed following approval at the Meeting, and (ii) to effect the Reverse Split will be subject to implementation by the Board, as more particularly set forth in in this Proposal 3.
Vote Required
The affirmative (“FOR”) votes from the holders of at least a majority in voting power of the shares of our capital stock issued and outstanding as of close of business on the Record Date at the Meeting is required to approve the Reverse Split Authorization. Both holders of shares of our Common Stock and our Preferred Stock, voting together as a single class, have the right to vote on this proposal. Holders of our Common Stock will be entitled to one vote for every share of Common Stock held, and holders of our Preferred Stock will be entitled to 170,000 votes for every share of Preferred held as of the Record Date.
Recommendation of the Board
The Board unanimously recommends that you vote “FOR” the approval of this Proposal 3.

PROPOSAL 4
RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected Haskell & White LLP ("Haskell & White") as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and has further directed that we submit the selection of the independent registered accounting firm for ratification by our stockholders at the Meeting.
Deloitte & Touche LLP ("Deloitte") served as our independent registered public accounting firm from April 11, 2019 to November 30, 2021.
The selection of our independent registered public accounting firm is not required to be submitted for stockholder approval. Nonetheless, the Board is seeking ratification of its selection of Haskell & White as a matter of further involving our stockholders in our corporate affairs. If the stockholders do not ratify this selection, the Board will reconsider its selection of Haskell & White and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our stockholders’ best interests.
Representatives of Haskell & White are expected to be at the Meeting virtually, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.
The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services.  In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.
Independent Registered Public Accounting Firm's Fees
The Audit Committee Audit Committee conducted a competitive process to determine the Company’s independent registered public accounting firm, and on November 30, 2021 the Audit Committee of the Board appointed Haskell & White as the Company’s independent registered public accounting firm for the Company’s fiscal periods commencing immediately. Deloitte,, the Company’s independent registered public accounting firm at that time, was informed of this decision on the same date and was dismissed, effectively immediately.
During the years ended December 31, 2020 and 2019 and through November 30, 2021, neither the Company nor anyone acting on its behalf consulted with Haskell & White regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or internal control over financial reporting, and neither a written nor oral advice was provided to the Company that Haskell & White concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).
The audit reports of Deloitte on the Company's consolidated financial statements as of and for the years ended December 31, 2020 and 2019 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.
During the Company’s two most recent years and the subsequent interim period through November 30, 2021, there were (i) no disagreements under Item 304(a)(1)(iv) of Regulation S-K between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Deloitte’s satisfaction, would have caused Deloitte to make reference to the subject matter of such disagreement in connection with its report and (ii) no events of the types listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.
During the years ended December 31, 2020 and 2019 and the subsequent interim period through November 30, 2021, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company has authorized Deloitte to respond fully to any inquiries of the successor independent registered public accounting firm.
Deloitte's letter to the SEC stating its agreement with the statements in the foregoing paragraphs was filed as Exhibit 16.1 to our Current Report on Form 8-K filed with the SEC on November 30, 2021.
On November 30, 2021, the Audit Committee appointed Haskell & White as our independent registered public accounting firm for the fiscal year ending December 31, 2021, subject to completion of its standard client acceptance procedures (which were subsequently completed). The decision to engage Haskell & White as our independent registered public accounting firm was recommended by the Audit Committee and approved by the Board.
The Audit Committee reviews and must pre-approve all audit and non-audit services performed by our independent registered public accounting firm, as well as the fees charged by it for such services. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the accounting firm’s independence.
The following table summarizes the fees billed to us by Haskell & White for the year ended December 31, 2021 and by Deloitte for the years ended December 31, 2021 and 2020. All fees described below were pre-approved by the Audit Committee:

Fee Category	2021		2020
Audit Fees	$264,784	(1)	$475,236	(2)
Audit Related Fees	—		29,973	(3)
Tax Fees	—		—
All Other Fees	—		1,895	(4)
	$264,784		$507,104
(1)     Audit fees consist of fees billed for professional services by Haskell & White for audit of our financial statements of $102,500 and by Deloitte for audit and quarterly reviews of our financial statements of $162,284.
(2)    Audit fees consist of fees billed for professional services by Deloitte for audit and quarterly reviews of our financial statements.
(3)    Audit Related Fees by Deloitte associated with the procedures related to the Company's filing of a Registration Statement on Form S-3 with the SEC.
(4)    All Other Fees by Deloitte incurred were for subscriptions to technical accounting resources.
Audit Committee's Pre-Approval Policies and Procedures
Our Audit Committee has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Audit Committee approves the engagement letter with respect to audit and review services. Other fees are subject to pre-approval by the Audit Committee, or, in the period between meetings, by a designated member of the Board or Audit Committee. Any such approval by the designated member is disclosed to the entire Board at the next meeting.
Vote Required
The affirmative vote of the holders of a majority of the shares casting votes at the Meeting on this proposal, at which a quorum is present, is required to approve this proposal. Proxies solicited by the Board will be voted for this proposal unless you specify otherwise in your proxy. Any shares of Common Stock that are not voted (whether by abstention or otherwise) will have no impact on the outcome of the vote with respect to this proposal. We believe that this proposal is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal. Only holders of shares of our Common Stock are entitled to vote on this proposal; holders of shares of our Preferred Stock are not entitled to vote on this proposal.
Recommendation of the Board
The Board unanimously recommends that you vote “FOR” the approval of this Proposal 4.

PROPOSAL 5

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
In accordance with Section 14(a) of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote on compensation programs, which is sometimes referred to as "say on pay," for our named executive officers, Mr. Joseph Dowling and Mr. Joerg Grasser. Accordingly, you may vote on the following resolution at the 2022 Annual Meeting:
"RESOLVED, that the compensation paid to our named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED."
This vote is non-binding. The Board intends to consider the outcome of the vote when making future executive compensation decisions and, in particular, to consider any significant negative voting results to the extent they can determine the cause or causes for such votes. The Board has determined, consistent with the vote of the Company's stockholders, to submit a resolution on the compensation of the Company's named executive officers to the Company's stockholders for an advisory vote every year.
Stockholders are encouraged to read the accompanying compensation tables and the related narrative disclosures for more information about the Company's executive compensation program.
Vote Required
The affirmative vote of the holders of a majority of the shares casting votes at the Meeting on this proposal, at which a quorum is present, is required to approve this proposal, on an advisory non-binding basis. Proxies solicited by the Board will be voted for this proposal unless you specify otherwise in your proxy. Any shares of Common Stock that are not voted (whether by abstention or otherwise) will have no impact on the outcome of the vote with respect to this proposal. We believe that this proposal is considered a routine matter and, thus, we do not expect to receive any broker non-votes on this proposal. Only holders of shares of our Common Stock are entitled to vote on this proposal; holders of shares of our Preferred Stock are not entitled to vote on this proposal.
Recommendation of the Board
The Board unanimously recommends that you vote “FOR” the approval of this Proposal 5.

CORPORATE GOVERNANCE

Board of Directors
As discussed in Proposal 1 above, the Board has nominated Mr. Joseph Dowling and Dr. Joseph Maroon as directors to be elected to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, subject to prior death, resignation or removal. Each of the nominees is currently a director of the Company.
Ms. Beth Altman, Dr. Paul Blake, and Ms. Terri Funk Graham, each of whom has served as a director on our Board since 2019, have elected not to stand for re-election as a director of the Company. They will all continue to serve as directors until their term concludes as of the date of the Meeting. In connection with their departures and as a result of further strategic cost reductions, the Board determined to reduce the authorized size of our Board to three members as of the date of the Annual Meeting in an effort to conserve resources and cut costs associated with board of directors activities until such time at a later date when the Board believes such cost-cutting measures are no longer necessary, but will have a vacancy for one spot.
The below table and narrative disclosures include information about our current directors, including those that have elected not to stand for re-election for the 2022 fiscal year.

Name	Age	Position	Director Since
Joseph Dowling	63	Chief Executive Officer, Director	2018
Dr. Joseph Maroon	80	Director	2018
Beth Altman	50	Director	2019
Terri Funk Graham	55	Director	2019
Dr. Paul Blake	73	Director	2019
There currently are no legal proceedings, and during the past ten years there have been no legal proceedings that are material to the evaluation of the ability or integrity of any of our directors or director nominees.
Joseph Dowling. See biographical information set forth above under "Proposal 1 - Election of Directors."
Dr. Joseph Maroon. See biographical information set forth above under "Proposal 1 - Election of Directors."
Beth Altman. Ms. Altman has served as a Director of CV Sciences, Inc. since October 24, 2019 and her service will conclude on May 26, 2022. Ms. Altman joined the Board and has a proven track record of more than 25 years including achievements in accounting, finance, management, business development, strategic planning, and corporate governance. Ms. Altman worked at KPMG from 1993 to 2019, serving as office Managing Partner from 2014 to 2019, where she successfully led a team of over 260 professionals and 23 partners, providing an array of assurance, tax and advisory services to public and private companies across all industry sectors. Additionally, Ms. Altman served as the lead audit partner for numerous early-stage, middle market and large global clients in the private and public markets, predominately in the life sciences, consumer markets, and technology sectors. Since June 2020, Ms. Altman has served on the board of directors and on the audit committee of Allscripts Healthcare Solutions, Inc. (Nasdaq: MDRX). Ms. Altman also served as a board member of the Corporate Directors Forum, a 501(c)(6) nonprofit organization focused on helping directors, and those who support them, build more effective boards through continuous learning and peer networking. She also held a leadership position in the Women Corporate Directors, San Diego Chapter, the world’s largest membership organization and community of today’s preeminent women leaders in business.
Terri Funk Graham. Ms. Graham has served as a Director of CV Sciences, Inc. since August 22, 2019 and her service will conclude on May 26, 2022. Ms. Graham joined the Board with vast experience serving on the Board of Fortune 1000 companies. She is currently an Independent Board Director for Sprouts Farmers Market Inc. (Nasdaq: SFM), a $6 billion specialty retailer of natural and organic food focusing on health and wellness, where she serves as the Chairperson of the Nominating & Corporate Governance Committee and serves on the Compensation Committee. Ms. Graham is also an Independent Board Director for Lumber Liquidators Inc. (NYSE: LL), a $1 billion specialty retailer of hard-surface flooring, where she serves as the Chairperson of the Nominating & Corporate Governance Committee and a member of the Compensation Committee. She also served on the Hot Topic Inc. and 1-800 Contacts Inc. Boards before these companies were sold to private equity firms. In addition to her extensive Board experience, Ms. Graham is a senior marketing executive change agent who directly influenced the success, image and growth of the $3 billion Jack in the Box brand for more than 20 years. As the SVP & Chief Marketing Officer for Jack in the Box for 10 years, she was a pioneer in innovative branding, product development, advertising and digital media. Acknowledged for her strategic thinking, financial acumen, courage and proven results, her strategic vision and business expertise enabled her to effectively reinvent the Jack brand multiple times with franchise partners and executive management. While at Jack in the Box, Ms. Graham delivered one of the most successful national advertising.
Dr. Paul Blake. Dr. Blake has served as a Director of CV Sciences, Inc. since October 21, 2019 and his service will conclude on May 26, 2022. Dr. Blake has deep expertise in clinical research, development, and medical affairs within the pharmaceutical industry. He is currently CEO of Papyrus Therapeutics Inc. He served as Chief Medical Officer at Heron Therapeutics Inc. (“Heron”), a commercial-stage biotechnology company focused on improving the lives of patients suffering from pain or cancer by developing best-in-class treatments, from December 2017 to March 2020. At Heron, Dr. Blake was responsible for clinical research, medical affairs and drug safety. Prior to joining Heron, he served as Chief Medical Officer of BioDelivery Sciences International, and before that he was the Chief Development Officer at Oxford BioMedica, a gene therapy company. His prior positions include Chief Medical Officer and Senior Vice President of Clinical Research and Development of Aeterna Zentaris, Inc., and Senior Vice President and then Executive Vice President of Worldwide Medical and Regulatory Operations at Cephalon, Inc. From 1992 to 1998, he held the position of Senior Vice President and Medical Director, Clinical Research and Development at SmithKline Beecham Pharmaceuticals (now GlaxoSmithKline plc). Prior to that, he worked for ICI Pharmaceuticals (now Astra Zeneca) and G.D. Searle. Dr. Blake is qualified in medicine from the Royal Free Hospital School of Medicine, London University. He is a Fellow of the Royal College of Physicians and a Fellow of the Faculty of Pharmaceutical Medicine of the Royal College of Physicians. He is also a Fellow of the American College of Clinical Pharmacology. Dr. Blake has been involved in the development of several pharmaceutical drugs including: Tenormin, Zestril, Kytril, Relafen, Paxil, Coreg, Havrix, Hycamtin, Famvir, Requip, Avandia, Provigil and Fentora. Dr. Blake served on the board of Memory Pharmaceutical, Inc., until it was purchased by Roche in 2009 and was a founding board member of Protez Pharmaceuticals, Inc., until it was purchased by Novartis in 2008.
Board and Stockholder Meetings and Attendance
The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its stockholders. The entire Board selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.
Directors are elected annually and hold office until the next annual meeting or until their successors are duly elected and qualified, subject to prior death, resignation or removal. During fiscal year 2021, there were seven formal Board meetings. None of our directors attended fewer than 75% of the total number of meetings of the Board and meetings of any committee of the Board on which such director served during the time each such individual director was serving as a director. The Company encourages, but does not require, directors to attend annual meetings of stockholders.
Committees of the Board
Currently, the Company has formal standing compensation, audit and nominating committees. All other functions of the Board are being undertaken by the Board as a whole, or special committees. The current composition of such committee is as follows:

Name	Position	Audit Committee	Compensation Committee	Governance and Nominating Committee
Beth Altman	Director	C	*
Dr. Paul Blake	Director		*	*
Joseph Dowling	Chief Executive Officer, Director
Terri Funk Graham	Director	*	C
Dr. Joseph Maroon	Director	*		C
C    Chair
*    Member

As discussed in Proposal 1, above, Ms. Beth Altman, Dr. Paul Blake, and Ms. Terri Funk Graham have elected not to stand for re-election as a director of the Company at the Meeting. They will all continue to serve as directors until the date of the Meeting. As a result of their departures, our Board size will be adjusted and fixed at three members, but will have a vacancy for one spot. Accordingly, at the Meeting, only two directors will be elected to our Board. Until such time that we have engaged additional independent directors to serve on our Board, we currently expect that the full Board will take over the roles and responsibilities of each of the following committees. Although the Board has determined that Mr. Maroon is independent under applicable rules, Mr. Dowling, our Chief Executive Officer, is not independent. At this time, we do not intend to re-constitute each of the below committees in an effort to conserve resources and cut costs associated with board of directors activities until such time at a later date when the Board believes such cost-cutting measures are no longer necessary. As a result of these changes, we will have less formal corporate governance processes in place than previous years.
Compensation Committee
The Company's compensation committee (the "Compensation Committee") currently consists of Terri Funk Graham, Dr. Paul Blake, and Beth Altman, and has established a charter that requires all members of the Compensation Committee to be “non-employee directors” for purposes of Rule 16b-3 of the Exchange Act, and satisfy the requirements of an “outside director” for purposes of Section 16(m) of the Internal Revenue Code.
The Compensation Committee is responsible for overseeing and, as appropriate, making recommendations to the Board regarding the annual salaries and other compensation of our executive officers, our general employee compensation and other policies and providing assistance and recommendations with respect to our compensation policies and practices. The Compensation Committee is authorized to carry out these activities and other actions reasonably related to the Compensation Committee's purposes or assigned by the Board from time to time. The Compensation Committee operates pursuant to a written charter that is available on our website at http://www.cvsciences.com under "Investor Relations - Corporate Governance - Governance Documents." During fiscal year 2021 and 2020, the Compensation Committee did not engage a compensation consultant. During fiscal year 2019, the Compensation Committee retained Radford, a division of Aon Hewitt, to consult with the Company on a range of issues relating to executive and director compensation. Radford served at the discretion of the Compensation Committee and provided services only to the Compensation Committee. Services provided by Radford included a review of executive and director compensation, public peer group and compensation philosophy development, and executive compensation benchmarking. Working with Radford, the Compensation Committee considered a variety of factors when determining the Company’s executive compensation program and total compensation levels. These factors included analysis of peer companies and Radford’s Global Life Science Survey.
During fiscal year 2021, the Compensation Committee held three meetings.
Audit Committee
The Audit Committee currently consists of Beth Altman, Dr. Joseph Maroon, and Terri Funk Graham, and has established a charter that requires all members of the Audit Committee to be independent in accordance with applicable listing standards. Our securities are quoted on the OTC:QB, which does not have any director independence requirements. Further, companies with securities only listed on the OTC:QB are not required to comply with the independence standards set forth in Rule 10A-3(b)(1) of the Exchange Act. Our Board has also determined that Ms. Altman is “audit committee financial experts” as defined in Item 407(d) of Regulation S-K. The Audit Committee operates pursuant to a written charter that is available on our website at www.cvsciences.com under “Investor Relations – Corporate Governance - Governance Documents.”
The Audit Committee's responsibilities include: a) selecting and evaluating the performance of our independent auditors; b) reviewing the scope of the audit to be conducted by our independent auditors, as well as the result of their audit, and approving audit and non-audit services to be provided; c) reviewing and assessing our financial reporting activities and disclosure, including our earnings press releases and periodic reports, and the accounting standards and principles followed; d) reviewing the scope, adequacy and effectiveness of our internal control over financial reporting; e) reviewing management’s assessment of our compliance with our disclosure controls and procedures; f) reviewing our public disclosure policies and procedures; g) reviewing our guidelines and policies regarding risk assessment and management, our tax strategy and our investment policy; h) reviewing and approving related-party transactions; and i) reviewing threatened or pending litigation matters and investigating matters brought to the committee's attention that are within the scope of its duties.
The Audit Committee also reviews and discusses with our management and independent registered public accounting firm the financial statements and disclosures in our quarterly financial press releases and SEC filings. In performing its responsibilities, the Audit Committee has reviewed and discussed with management and the Company’s independent auditors the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021. The Audit Committee has also discussed with the independent registered public accounting firm matters required to be discussed by

Auditing Standard No. 61, Professional Standards, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee has received the written disclosures and the letter from the Company’s independent accountant required by applicable requirements of the PCAOB regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with our independent registered public accounting firm such firm’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2021.
During fiscal year 2021, the Audit Committee held five meetings.
Nominating Committee
The Company's nominating and governance committee (the "Nominating Committee") currently consists of Dr. Paul Blake and Dr. Joseph Maroon, and is comprised solely of independent directors, as defined by Nasdaq.  The Nominating Committee interviews, evaluates, nominates and recommends individuals for membership on the Board, evaluates the effectiveness of the Board and its serving members, and recommends the structure, responsibility and composition of the committees of the Board.  The Nominating Committee is also responsible for recommending guidelines and policies for corporate governance for adoption by the Board.  The charter of the Nominating Committee has been established and approved by the Board, and a copy of the charter has been posted on our website at www.cvsciences.com under “Investor Relations – Corporate Governance - Governance Documents.”
The Nominating Committee provides instructions in each annual proxy statement regarding how stockholders can make director nominations. The Nominating Committee does not have a formal policy for consideration of any director candidates recommended by shareholders, including the minimum qualifications for director candidates, as we have never received such a nomination; however, any such nomination, if received, would be considered on an equal basis with candidates identified by the Nominating Committee.
During fiscal year 2021, the Nominating Committee held two meetings.
Board Leadership Structure
The Company does not have a lead independent director, as the Company's Chief Executive Officer also serves as the Chairman of the Board. We believe our leadership structure is appropriate for the size and scope of operations of a company of our size.
Board’s Role in Risk Management
The Board is responsible for oversight of risks facing the Company, while our management is responsible for day-to-day management of risk. The Board, as a whole, directly oversees our strategic and business risk, including financial reporting related risk and product development risk. We believe the Board, as a whole, supports its role in risk oversight, with our Chief Executive Officer and Chief Financial Officer responsible for assessing and managing risks facing the Company day-to-day and other members of the Board providing oversight of such risk management.
Code of Ethics
We have adopted a corporate code of ethics that applies to all directors, officers and employees. A copy is available on the "Investors-Corporate Governance" section of our website at www.cvsciences.com.
Family Relationships
There are no family relationships between any directors or executive officers of the Company.
Compensation of Directors
We adopted a non-employee director compensation program (the "Program"). The Program became effective for any existing non-employee directors on January 1, 2020. Our Program for non-employee directors consists of:
•an annual cash retainer of $40,000, payable in quarterly installments;
•an annual fee of $15,000 to the Chair of the Audit Committee and an annual fee of $7,500 to each member of the Audit Committee;

•an annual fee of $10,000 to the Chair of the Compensation Committee and an annual fee of $6,000 to each member of the Compensation Committee;
•an annual fee of $7,500 to the Chair of the Nominating Committee and an annual fee of $5,000 to each member of the Nominating Committee;
•an initial option grant with a grant date fair value of $200,000 computed in accordance with FASB ASC Topic 718; and
•an annual option grant with a grant date fair value of $100,000 computed in accordance with FASB ASC Topic 718.

The following table sets forth the compensation paid to our non-employee directors for the fiscal year 2021:

Name of Directors	Fees earned or paid in cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	All other compensation ($)	Total ($)
Beth Altman	$61,000	$—	$89,185	$—	$150,185
Dr. Paul Blake	$51,000	$—	$89,185	$—	$140,185
Terri Funk Graham	$57,500	$—	$89,185	$—	$146,685
Dr. Joseph Maroon	$55,000	$—	$89,185	$—	$144,185
________________________________
(1)    This column reflects the annual cash retainer for Board services during fiscal 2021. Due to the Company's financial performance for fiscal year 2021, we have deferred a portion of our annual cash retainer.
(2)    These amounts represent the grant date fair value of stock options granted in fiscal 2021 computed in accordance with FASB ASC Topic 718. We do not include any impact of estimated forfeitures related to service-based vesting terms in these calculations. Assumptions used in calculating these values may be found in Note 10 of our financial statements in our Annual Report.
The aggregate number of shares of our Common Stock subject to outstanding options held by each non-employee director as of December 31, 2021 were as follows: Ms. Altman - 534,000 shares, Dr. Blake - 534,000 shares, Ms. Graham - 487,000, and Dr. Maroon - 715,000 shares.
Due to the Company's financial performance for fiscal year 2021, we have deferred a portion of our non-employee director cash compensation as of December 31, 2021.
Conflicts of Interest
Our directors and officers are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.
In general, officers and directors of a corporation are required to present business opportunities to the corporation if:
•the corporation could financially undertake the opportunity;
•the opportunity is within the corporation’s line of business; and
•it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.
We have adopted a code of ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.
Board Communications with Stockholders

Stockholders desiring to communicate with the Board or any individual member should do so by sending regular mail to the Board, or such director, c/o Secretary, 10070 Barnes Canyon Road, San Diego, California 92121. All communications will be compiled by the Secretary and forwarded to the Board or the appropriate director accordingly.

EXECUTIVE OFFICERS
The following table provides information concerning our executive officers as of March 31, 2022:

Name	Age	Position
Joseph Dowling	64	Chief Executive Officer and Director
Joerg Grasser	47	Chief Financial Officer
Joseph Dowling. See biographical information set forth above under "Proposal 1 - Election of Directors."
Joerg Grasser. On March 15, 2019, Mr. Grasser was appointed as the Chief Financial Officer of the Company. Mr. Grasser previously served as the Company's Chief Accounting Officer commencing December 26, 2018. Prior to his appointment, Mr. Grasser, held the position of Controller at Ballast Point Brewing Company ("Ballast Point"), a subsidiary of Constellation Brands, Inc. from 2015 to 2018, where Mr. Grasser provided accounting, finance, financial reporting and operational expertise to the company. Prior to his role at Ballast Point, from 2014 to 2015. Mr. Grasser held the position of Senior Director of Accounting for Sequenom, Inc., and from 2010 to 2014, Mr. Grasser was at Peregrine Semiconductor Corporation advancing to Director Financial Planning and Reporting. Mr. Grasser began his career at KPMG LLP providing audit and IT advisory services, advancing to senior audit manager. He has an MBA from the Keller Graduate School of Management, a BA from University of Regensburg and is a Certified Public Accountant.

EXECUTIVE COMPENSATION
The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for our principal executive officer, our two most highly compensated executive officers (other than our principal executive officer) who were serving as executive officers as of December 31, 2021, and up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer of our company at December 31, 2021. The value attributable to any option awards, if any, is computed in accordance with FASB ASC 718 Share-Based-Payment (“ASC 718”).
Summary Compensation Table
The following table provides information concerning the compensation paid during fiscal years 2021 and 2020 to our "principal executive officer," and our next two most highly compensated executive officers who were serving as executive officers as of December 31, 2021. We refer to these individuals as our "named executive officers."

Name and Principal Position	Fiscal Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Joseph Dowling	2021	$400,523	$—	$788,291	$—	$18,000	$1,206,814
Chief Executive Officer	2020	$362,099	$—	$484,480	$—	$16,500	$863,079
Joerg Grasser	2021	$251,545	$—	$394,145	$—	$—	$645,690
Chief Financial Officer	2020	$214,711	$—	$267,939	$—	$—	$482,650
________________________________
(1)These amounts reflect the full grant date fair value of restricted stock units calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these values may be found in Note 10 of our financial statements in our Annual Report.
(2)These amounts reflect the full grant date fair value of stock option awards calculated in accordance with FASB ASC Topic 718. Assumptions used in calculating these values may be found in Note 10 of our financial statements in our Annual Report. Stock option awards include time-based stock options. The amounts include incremental expense of repriced option awards in 2020 for Messrs. Dowling and Grasser of $51,399, respectively.

(3)The amounts in this column reflect awards earned under our 2021 and 2020 cash incentive bonus program for performance in the respective fiscal year, and which were paid early in the following fiscal year.
(4)These amounts reflect an auto allowance provided to Mr. Dowling for 2021 and 2020.

Narrative Explanation of Certain Aspects of the Summary Compensation Table
The base salaries of all executive officers are reviewed annually and adjusted when our Board or its Compensation Committee determines an adjustment is appropriate. For fiscal year 2021, the annual base salaries for our named executive officers were as follows: Mr. Dowling - $525,000 and Mr. Grasser - $325,000 ($350,000 starting on December 17, 2021). We have employment agreements in place with Mr. Dowling and Mr. Grasser, as described below.
Each year, we adopt a cash incentive bonus program that incorporates certain short-term performance objectives designed to further our long-term business objectives. These performance objectives, which can change from year to year, have included corporate as well as individual objectives. Due to the Company's financial performance for fiscal years 2021 and 2020, no cash incentive was earned by or paid to our executive officers. In addition, due to the extraordinary circumstances arising from COVID-19, we have deferred a portion of our executive cash compensation.
In June 2020, our Board approved a stock option modification that reduced certain employees’ and directors’ stock option exercise prices to $0.66, as further discussed below in the section entitled “Outstanding Equity Awards at Fiscal Year End.” No other terms of the stock options were modified. Stock options to purchase 500,000 shares of Common Stock held by Mr. Dowling and Mr. Grasser, respectively, were modified. The modification to the existing stock options held by our named executive officers resulted in $102,798 in incremental value of the stock options, as more specifically discussed in the footnotes to the Summary Compensation Table above.
During fiscal year 2021, Mr. Dowling's total compensation was $1,206,814, which included his salary for fiscal year 2021 of $320,523, a repayment of $80,000 deferred compensation from 2020, the issuance of 1,500,000 stock options, and a $18,000 auto allowance. Mr. Dowling's target for his performance bonus was 50% of his annual salary; however, as noted above, due to the Company's financial performance for fiscal year 2021, no bonuses were paid for 2021. During fiscal year 2020, Mr. Dowling's total compensation was $863,079, which included his salary of $362,099, the issuance of 1,500,000 stock options, $51,399 of incremental expense related to the repricing of certain of his stock options in June 2020, and a $16,500 auto allowance. Mr. Dowling's target for his performance bonus was 50% of his annual salary; however, as noted above, due to the Company's financial performance for fiscal year 2020, no bonuses were paid for 2020.
During fiscal year 2021, Mr. Grasser's total compensation was $645,690, which included his salary for fiscal year 2021 of $211,545, a repayment of $40,000 deferred compensation from 2020, and the issuance of 750,000 stock options. Mr. Grasser's target for his performance bonus was 20% of his annual salary; however, as noted above, due to the Company's financial performance for fiscal year 2021, no bonuses were paid for 2021. During fiscal year 2020, Mr. Grasser's total compensation was $482,650, which included his salary of $214,711, the issuance of 750,000 stock options, and $51,399 of incremental expense related to the repricing of certain of his stock options in June 2020.

Employment Agreements
We have entered into employment agreements with Mr. Dowling and Mr. Grasser (the “Executive Employment Agreements”), the material terms of which are summarized below.
Executive Employment Agreement with Joseph Dowling
The employment agreement with Mr. Dowling (the "CEO Agreement") has a three-year term and provides for an annual base salary of $525,000, provided that the Company shall pay Mr. Dowling a reduced salary of $367,500 and accrue as deferred compensation the difference between the salary actually paid and his base salary.
Under the terms of the CEO Agreement, Mr. Dowling is also entitled to receive annual bonuses based on the Company’s performance and/or Mr. Dowling’s performance. If certain performance goals are met, Mr. Dowling would be entitled to receive 50% of his then effective base salary, provided, however, that the payment and amount of such bonus shall be in the sole discretion of the Company’s Board. The Company may also propose new performance goals for purposes of determining additional annual bonuses payable to Mr. Dowling. Mr. Dowling shall also be eligible to participate in the Company’s equity, compensation, and incentive plans as are generally made available to the Company’s management executives, and may be eligible to receive incentive stock options or other stock awards under the Company’s Plan.
In the event the CEO Agreement is terminated as a result of Mr. Dowling’s death or following his mental or physical disability, Mr. Dowling or his estate, as applicable, is entitled to the following payments and benefits: (i) all salary (and in the case of death, other compensation) under the CEO Agreement, then due and payable and all accrued vacation pay and bonuses, if any, in each case payable or accrued through the date of death or determination of such disability, and (ii) all salary and accrued benefits that would have been payable under the CEO Agreement by the Company to Mr. Dowling during the one-year period immediately following his death or disability, as applicable.
In the event the CEO Agreement is terminated for cause, the Company shall pay Mr. Dowling all salary then due and payable through the date of termination and all unpaid deferred compensation. Mr. Dowling would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a termination of the CEO Agreement for cause.
In the event the CEO Agreement is terminated without cause, or Mr. Dowling resigns for good reason, the Company shall pay Mr. Dowling all unpaid deferred compensation and continue to pay Mr. Dowling all salary, benefits, earned bonuses and other compensation that would be due under the CEO Agreement through the end of the term of the CEO Agreement had the Company not terminated Mr. Dowling’s employment, but in any event not less than one-year after the date of such termination, with such amounts payable in accordance with the Company’s standard payroll.
In the event the CEO Agreement is voluntarily terminated by Mr. Dowling for any reason (without good reason), the Company shall pay Mr. Dowling all unpaid deferred compensation and all salary then due and payable through the date of termination. Mr. Dowling would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a voluntary termination of the CEO Agreement by Mr. Dowling.
In the event the CEO Agreement is terminated upon consummation of a change of control, the Company shall pay Mr. Dowling all salary then due and payable through the date of termination and all unpaid deferred compensation. In addition, the Company shall pay Mr. Dowling a lump sum cash payment equal to two (2) times $525,000, which represents the base salary in effect for Mr. Dowling in 2021. However, Mr. Dowling, would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a termination of the CEO Agreement upon consummation of a change of control.
In addition, notwithstanding anything to the contrary contained in any agreement with respect thereto, (i) upon termination of Mr. Dowling’s employment pursuant to termination with cause or voluntary termination without good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Dowling with respect to securities of the Company not then fully vested, shall immediately terminate and revert to the Company, and (ii) upon termination of Mr. Dowling’s employment pursuant to termination without cause or voluntary termination with good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Dowling with respect to securities of the Company shall remain in full force and effect and shall not be affected by such termination, and shall continue to vest, and (iii) upon termination of Mr. Dowling’s employment pursuant to death or mental or physical disability, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Dowling with respect to securities of the Company shall, to the extent not then fully vested, immediately become fully vested.

Executive Employment Agreement with Joerg Grasser
The employment agreement with Mr. Grasser (the "CFO Agreement") shall continue through December 26, 2024 and provides for an annual base salary of $350,000, provided that the Company shall pay Mr. Grasser a reduced salary of $235,000 and accrue as deferred compensation the difference between the salary actually paid and his base salary.
Under the terms of the CFO Agreement, Mr. Grasser is also entitled to receive annual bonuses based on the Company’s performance and/or Mr. Grasser’s performance. Mr. Grasser would be entitled to receive 20% of his then effective Base Salary, provided, however, that the payment and amount of such bonus shall be in the sole discretion of the Company’s Board. Mr. Grasser shall also be eligible to participate in the Company’s equity, compensation, and incentive plans as are generally made available to the Company’s management executives, and may be eligible to receive incentive stock options or other stock awards under the Company’s Plan.
In the event the CFO Agreement is terminated for cause, the Company shall pay Mr. Grasser all salary then due and payable through the date of termination and all unpaid deferred compensation. Mr. Grasser would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a termination of the CFO Agreement for cause.
In the event the CFO Agreement is terminated without cause, or Mr. Grasser resigns for good reason, the Company shall pay Mr. Grasser all unpaid deferred compensation and continue to pay Mr. Grasser all salary, benefits, earned bonuses and other compensation that would be due under the Agreement through the end of the term of the CFO Agreement had the Company not terminated Mr. Grasser’s employment, but in any event not less than one-year after the date of such termination, with such amounts payable in accordance with the Company’s standard payroll.
In the event the CFO Agreement is voluntarily terminated by Mr. Grasser for any reason (without good reason), the Company shall pay Mr. Grasser all unpaid deferred compensation and all salary then due and payable through the date of termination. Mr. Grasser would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a voluntary termination of the CFO Agreement by Mr. Grasser.
In the event the CFO Agreement is terminated upon consummation of a change of control, the Company shall pay Mr. Grasser all salary then due and payable through the date of termination and all unpaid deferred compensation. In addition, the Company shall pay Mr. Grasser a lump sum cash payment equal to two (2) times $350,000, which represents the base salary in effect for Mr. Grasser in 2021. However, Mr. Grasser, would not be entitled to any severance compensation or any accrued vacation pay or bonuses in connection with a termination of the CFO Agreement upon consummation of a change of control.
In addition, notwithstanding anything to the contrary contained in any agreement with respect thereto, (i) upon termination of Mr. Grasser’s employment pursuant to termination with cause or voluntary termination without good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Grasser with respect to securities of the Company not then fully vested, shall immediately terminate and revert to the Company, and (ii) upon termination of Mr. Grasser’s employment pursuant to termination without cause or voluntary termination with good reason, all stock options, other equity options, restricted equity grants and similar rights held by Mr. Grasser with respect to securities of the Company shall remain in full force and effect and shall not be affected by such termination, and accelerate to the extent not then fully vested.

Defined Terms Applicable to Executive Employment Agreements
For purposes of the Executives' Employment Agreements, "Cause" shall mean, upon delivery by the Board to Executive of a written notice terminating the Agreement for Cause (as such term is defined below), which notice shall be supported by a reasonably detailed statement of the relevant facts and reasons for termination:
(a) Executive shall have committed an act of fraud, embezzlement or theft with respect to the property or business of the Company;
(b) Executive shall have materially breached the Agreement, as determined by the Board, and such breach shall have continued for a period of twenty days after receipt of written notice from the Board specifying such breach;
(c) Executive shall have been grossly negligent in the performance of his duties under the Agreement, intentionally not performed or mis-performed any of such duties, or refused to abide by or comply with the reasonable and lawful directives of the Board of Directors, in each case as reasonably determined by the Board, which action shall have continued for a period of twenty days after receipt of written notice from the Board demanding such action cease or be cured; or
(d) Executive shall have been found guilty of, or has pled nolo contendere to, the commission of a felony offense or other crime involving moral turpitude.
For purposes of the Executive Employment Agreements, "Good Reason" shall mean:
(a)          The assignment of Executive to any duties inconsistent with, or any adverse change in, Executive's positions, duties, responsibilities, functions or status with the Company, or the removal of Executive from, or failure to reelect Executive to, any of such positions; provided, however, that a change in Executive's positions, duties, responsibilities, functions or status that Executive shall agree to in writing shall not be an event of Good Reason or give rise to termination for Good Reason;
(b)         A reduction by the Company of Executive's Base Salary without his written consent;
(c)        The failure by the Company to continue in effect for Executive any material benefit provided herein or otherwise available to any of the management executives of the Company, including without limitation, any retirement, pension or incentive plans, life, accident, disability or health insurance plans, equity or cash bonus plans or savings and profit sharing plans, or any action by the Company which would adversely affect Executive's participation in or reduce Executive's benefits under any of such plans or deprive Executive of any fringe benefit enjoyed by Executive; or
(d)       Any other material breach by the Company of the Agreement which is not cured within twenty days of delivery of written notice thereof by Executive to the Company.

Option Grants
On July 23, 2014, Company stockholders approved the Plan, which provides for the granting of stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. On each of December 21, 2015, October 24, 2016, July 14, 2017, August 4, 2018, and June 11, 2019 the Company’s stockholders approved an amendment to the Plan to increase the number of shares that may be issued under the Plan. As of December 31, 2021, the Company had 38,976,000 shares of Common Stock authorized for issuance under the Plan, of which 5,225,876 were unissued shares reserved and available for issuance under the Plan.
On March 30, 2022, the Company amended the Plan to decrease the number of shares that may be issued under the Plan by 8,000,000 shares, resulting in a total of 30,976,000 shares of Common Stock authorized for issuance under the Plan. Additionally, in connection with such amendment, the Company cancelled outstanding stock options to purchase an aggregate of 9,000,000 shares of Common Stock, of which 7,000,000 were previously issued under the Plan, in exchange for an aggregate of $200. As a result of the foregoing, as of March 31, 2022, there were 4,344,858 unissued shares reserved and available for issuance under the Plan.

Outstanding Equity Awards at Fiscal Year End
The following table provides a summary of all outstanding option awards for named executive officers at the end of fiscal year 2021.

	Option Awards
Name	Award Grant and Commencement of Vesting Date	Number of securities underlying unexercised option (#) exercisable	Number of securities underlying unexercised option (#) unexercisable	Option exercise price ($)		Option Expiration Date

Joseph Dowling	10/1/2014	600,000	—	$0.38		10/1/2024
Chief Executive Officer	5/21/2015	100,000	—	$0.38		5/21/2025
	9/23/2015	200,000	—	$0.73		9/23/2025
	12/28/2015	150,000	—	$0.16		12/28/2025
	10/5/2016	500,000	500,000	$0.37		7/5/2026
	3/15/2017	100,000	—	$0.38		3/15/2027
	7/14/2017	250,000	750,000	$0.37		3/15/2027
	3/20/2018	500,000	—	$0.40		3/19/2028
	2/20/2019	500,000	—	$0.66	(1)	2/19/2029
	3/20/2020	1,500,000	—	$0.33		3/19/2030
	3/9/2021	375,000	1,125,000	$0.59		3/9/2031

Joerg Grasser	12/26/2018	250,000	—	$0.66	(2)	12/25/2028
Chief Financial Officer	3/1/2019	250,000	—	$0.66	(3)	2/28/2029
	3/20/2020	750,000	—	$0.33		3/19/2030
	3/9/2021	187,500	562,500	$0.59		3/9/2031
________________________________
(1)    On June 18, 2020, the original option was repriced from its original exercise price of $4.72. No other terms of the option were modified.
(2)    On June 18, 2020, the original option was repriced from its original exercise price of $3.99. No other terms of the option were modified.
(3)    On June 18, 2020, the original option was repriced from its original exercise price of $4.67. No other terms of the option were modified.
Pension, Retirement or Similar Benefit Plans
During fiscal years 2021 and 2020 there were no arrangements or plans in which we provided pension, retirement or similar benefits to our directors or executive officers.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership of Directors, Officers and 5% Stockholders
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of Common Stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The following table sets forth, as of March 31, 2022, certain information as to shares of our Common Stock owned by (i) each person known to beneficially own more than five percent of our outstanding Common Stock, (ii) each of our directors, and executive officers named in our summary compensation table, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each named beneficial owner is the same as that of our principal executive offices located at 10070 Barnes Canyon Road, San Diego, CA 92121.

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Common Stock Beneficially Owned
5% or greater stockholders:
Michael Mona, Jr. (3)	13,286,722	11.2%
Named Executive Officers and Directors:
Joseph Dowling (4)	165,000	*
Joerg Grasser (5)	15,000	*
Dr. Joseph Maroon (6)	1,756,116	1.5%
Beth Altman (7)	498,847	*
Dr. Paul Blake (8)	510,467	*
Terri Funk Graham (9)	466,333	*
All executive officers and directors as a group (six persons)	3,411,763	2.9%
________________________________
* Less than 1%
(1)    Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of our Common Stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by the percentage ownership of each such person and group. Applicable percentages are based on 122,040,186 shares of our Common Stock outstanding on March 31, 2022, and are calculated as required by rules promulgated by the SEC.
(2)    Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable.
(3)    Beneficial ownership includes 1,812,060 shares of Common Stock owned by Mr. Mona, Jr. and 11,300,000 outstanding stock options. Mr. Mona Jr. is also the beneficial owner of Aegean Limited LLC.
(4)    Beneficial ownership includes 15,000 shares of Common Stock owned by Mr. Dowling and 150,000 outstanding stock options.
(5)    Beneficial ownership includes 15,000 shares of Common Stock owned by Mr. Grasser.
(6)    Beneficial ownership includes 1,041,116 shares of Common Stock owned by Dr. Maroon and 715,000 outstanding stock options.
(7)    Beneficial ownership includes 1,181 shares of Common Stock owned by Ms. Altman and 497,666 outstanding stock options.
(8)    Beneficial ownership includes 12,801 shares of Common Stock owned by Dr. Blake and 497,666 outstanding stock options.
(9)    Beneficial ownership includes 466,333 outstanding stock options.

Equity Compensation Plan Information
On July 23, 2014, Company stockholders approved the Plan, which provides for the granting of stock options, restricted stock awards, restricted stock units, stock bonus awards and performance-based awards. On each of December 21, 2015, October 24, 2016, July 14, 2017, August 4, 2018, and June 11, 2019, the Company’s stockholders approved an amendment to the Plan to increase the number of shares that may be issued under the Plan. As of December 31, 2021, the Company had 38,976,000 shares of Common Stock authorized for issuance under the Plan, of which 5,225,876 were unissued shares reserved and available for issuance under the Plan.
On March 30, 2022, the Company amended the Plan to decrease the number of shares that may be issued under the Plan by 8,000,000 shares, resulting in a total of 30,976,000 shares of Common Stock authorized for issuance under the Plan. Additionally, in connection with such amendment, the Company cancelled outstanding stock options to purchase an aggregate of 9,000,000 shares of Common Stock, of which 7,000,000 were previously issued under the Plan, in exchange for an aggregate of $200. As a result of the foregoing, as of March 31, 2022, there were 4,344,858 were unissued shares reserved and available for issuance under the Plan.
The information set forth in the table below is provided as of December 31, 2021. As previously discussed in the Company's Current Report on Form 8-K filed with the SEC on July 11, 2016, on July 6, 2016, the Compensation Committee approved the grant of 6,000,000 standalone stock options to Mr. Mona and 1,000,000 standalone stock options to Mr. Dowling, which were not granted under the Plan. As set forth in the Company's Current Report on Form 8-K filed with the SEC on May 11, 2017, the terms of the options were subsequently amended and each grant has a term of ten years and is performance-based, with the option shares vesting upon the completion of each of four defined option performance conditions. Additionally on March 15, 2017, the disinterested members of the Board approved the grant of 5,000,000 standalone stock options to Mr. Mona, Jr., which were not granted under the Plan. The grant has a term of ten years and is performance-based, with the option shares vesting upon the completion of each of three defined option performance conditions. As previously discussed in the Company's Current Report on Form 8-K filed with the SEC on April 12, 2017 (the "April 2017 8-K"), on April 7, 2017, the Compensation Committee approved the grant of 1,000,000 standalone stock options to Mr. Dowling which were not granted under the Plan. As set forth in the April 2017 8-K, the terms of the options were subsequently amended and the stock grant has a term of ten years and is performance-based, with the option shares vesting upon the completion of each of three defined option performance conditions.
The following table sets forth information regarding the number of shares of our Common Stock issued and available for issuance as of December 31, 2021:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrant and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	25,662,745	$0.51	5,225,876
Equity compensation plans not approved by security holders	13,000,000	0.37	—
	38,662,745	$0.46	5,225,876

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE
Except for the transactions described below, none of our directors, nominees for director, officers or principal stockholders, nor any associate or affiliate of the foregoing, have had any interest, direct or indirect, in any transaction or in any proposed transaction since January 1, 2020, which materially affects the Company or has affected the Company.
There have been no other transactions the last two completed fiscal years or any currently proposed transactions in which we are, or plan to be, a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.
Review, Approval or Ratification of Transactions with Related Persons.

We adopted a formal policy for the review, approval or ratification of related-party transactions. All material related party transactions have been disclosed in our Annual Report.
Interest of Certain Persons in Matters to be Acted Upon
Other than the election of directors, none of our directors, nominees for director, executive officers, any person who has served as a director or executive officer since the beginning of the last fiscal year, or their associates have any interest, direct or indirect, by security holdings or otherwise, in any of the matters to be acted upon at the Meeting as described in this Proxy Statement.
Director Independence
Our securities are quoted on the OTC:QB, which does not have any director independence requirements. However, the Board has determined that all of the current members of our Board, other than Mr. Dowling, are independent as defined by Nasdaq rules and that all such members of our Board are independent as independence for audit committee members and compensation committee members are defined by Nasdaq rules. As described above, as of the Annual Meeting date, we will only have one independent director on the Board.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Based on our review of the copies of such forms received by us or filed with the SEC, and to the best of our knowledge, all executive officers, directors and persons holding greater than 10% of our issued and outstanding stock have filed the required reports in a timely manner during fiscal year 2021.

STOCKHOLDERS’ PROPOSALS
Stockholders may submit proposals on matters appropriate for stockholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Exchange Act. For such proposals or nominations to be considered timely, they must be received in writing by our Secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of stockholders. For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2022 Annual Meeting of stockholders they must have been received by us no later than December 31, 2021. Such proposals should be directed to CV Sciences, Inc., 10070 Barnes Canyon Road, San Diego, CA 92121, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any meeting any stockholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

OTHER BUSINESS
The Board knows of no matter other than those described herein that will be presented for consideration at the Meeting. However, should any other matters properly come before the Meeting or any adjournments or postponements thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS
We will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our Common Stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement and/or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. We will also deliver a separate copy of this Proxy Statement to any stockholder upon written request. Similarly, stockholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Joseph Dowling, Secretary, 10070 Barnes Canyon Road, San Diego, CA 92121, by registered, certified or express mail or by calling the Company at (866) 290-2157.
AVAILABILITY OF ADDITIONAL INFORMATION
We file annual, quarterly and current reports, proxy statements, and other information with the SEC. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.
San Diego, California

April 15, 2022	By Order of the Board of Directors

/s/ Joseph Dowling
Joseph Dowling, Chief Executive Officer and Secretary

Attachment A

PROPOSED CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
CV SCIENCES, INC.

CV SCIENCES, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is CV Sciences, Inc. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 26, 2013 and amended on January 4, 2016 (as amended, the “Certificate of Incorporation”).

2. This Certificate of Amendment amends and restates Article IV of the Certificate of Incorporation to read in its entirety as follows:

“The Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation shall have the authority to issue is Eight Hundred Million (800,000,000). The total number of shares of Common Stock shall be Seven Hundred Ninety Million (790,000,000), and each such share shall have a par value of $0.0001; and the total number of shares of Preferred Stock shall be Ten Million (10,000,000), and each such share shall have a par value of $0.0001.

(a) Common Stock. The Corporation is authorized to issue shares of Common Stock from time to time, which shall have all of the rights normally associated with shares of common stock under the DGCL.

(b) Preferred Stock. The Corporation is authorized to issue shares of Preferred Stock from time to time in one or more series or classes, each such share or class to have such distinctive designation or title as may be fixed by resolution of the Board of Directors of the Corporation (the “Board”), duly adopted prior to the issuance of any shares thereof. Each such series or class shall have such voting powers, if any, and such preferences and/or other special rights, with such qualifications, limitations or restrictions of such preferences and/or rights as shall be stated in the resolution or resolutions providing for the issuance of such series or class of shares of Preferred Stock.”

3. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the directors and stockholders of the Corporation.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this ___ day of ______, 2022.

CV SCIENCES, INC.

By:
Name:
Title:

Attachment B

PROPOSED CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF INCORPORATION
OF
CV SCIENCES, INC.

CV SCIENCES, INC. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies as follows:

1. The name of the Corporation is CV Sciences, Inc. The Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on July 26, 2013 and amended on January 4, 2016 (as amended, the “Certificate of Incorporation”).

2. Article IV of the Certificate of Incorporation of the Corporation is hereby amended by adding the following paragraph to the end of Article IV:

“At the effective time of this Certificate of Amendment, each [________] (_____) issued and outstanding shares of Common Stock of the Corporation shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined and converted into one (1) validly issued, fully paid and non-assessable share of Common Stock of the Corporation, provided that in the event a stockholder would otherwise be entitled to a fraction of a share of Common Stock of the Corporation pursuant to the provisions of this Article IV, such stockholder shall receive one whole share of Common Stock of the Corporation in lieu of such fractional share and no fractional shares shall be issued.”

3. This Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL by the directors and stockholders of the Corporation.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment this ___ day of ______, 2022.

CV SCIENCES, INC.

By:
Name:
Title:

CV SCIENCES, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS - MAY 26, 2022 AT 10:00 AM PACIFIC TIME

CONTROL ID:
REQUEST ID:

The undersigned hereby appoints Joseph Dowling proxy of the undersigned, with power of substitution, to vote all shares of capital stock of CV Sciences, Inc. (the "Company") held by the undersigned which are entitled to be voted at, and to act for the undersigned at, the Meeting of the Stockholders of the Company to be held on May 26, 2022 at 10:00 a.m. Pacific Time, and any adjournment(s) or postponement(s) thereof, as effectively as the undersigned could do if personally present on the matters indicated on the reverse side of this proxy.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)
Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting To Be Held on May 26, 2022

The Notice of the Meeting, Proxy Statement, Proxy Card, Annual Report on Form 10-K
are available at https://www.iproxydirect.com/CVSI

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.

INTERNET:	https://www.iproxydirect.com/CVSI

PHONE:	1-866-752-VOTE (8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CV SCIENCES, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1	[	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Election of Directors.		☐	☐
Joseph Dowling				☐	CONTROL ID:
Dr. Joseph Maroon				☐	REQUEST ID:
Proposal 2	[	FOR	AGAINST	ABSTAIN
To approve an amendment to our Certificate of Incorporation, as amended (our "Charter"), to increase the number of shares of capital stock authorized for issuance thereunder from 200,000,000 shares to 800,000,000 shares, and the number of shares of Common Stock authorized for issuance thereunder from 190,000,000 shares to 790,000,000 shares.		☐	☐	☐
Proposal 3	[	FOR	AGAINST	ABSTAIN

To approve an amendment to our Charter to effect, at the discretion of our Board of Directors, a reverse stock split of all of our issued and outstanding shares of common stock at a ratio of not less than 1-for-10 and not greater than 1-for-400, such ratio to be determined by our Board of Directors at any time before May 30, 2025, without further approval or authorization of our stockholders.
		☐	☐	☐
Proposal 4	[	FOR	AGAINST	ABSTAIN
To ratify the selection of Haskell & White LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.		☐	☐	☐
Proposal 5	[	FOR	AGAINST	ABSTAIN
To approve, on a non-binding advisory basis, named executive officer compensation.		☐	☐	☐

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR ALL PERSONS LISTED IN PROPOSAL 1 AND A VOTE FOR PROPOSALS 2, 3, 4, and 5.
THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE OR ACT WITH RESPECT TO THE CAPITAL STOCK OF THE COMPANY AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXY, OR HIS SUBSTITUTES, OR ANY OF THEM, MAY LAWFULLY DO BY VIRTUE HEREOF.

 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING:  ☐
MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________
____________________________
____________________________
IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022

(Print Name of Stockholder and/or Joint Tenant)
(Signature of Stockholder)
(Second Signature if held jointly)